                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Primex Technologies, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                                   LOGO

                          10101 9TH STREET NORTH
                         ST. PETERSBURG, FL 33716

                                                           March 24, 1998

  Dear Shareholder:

    You are cordially invited to attend our 1998 Annual Meeting of Shareholders at 10:00 a.m., local time, on Tuesday, May 5, 1998. The meeting will be held at the Renaissance Vinoy Resort, 501 5th Avenue NE, St. Petersburg, FL.

    The accompanying Notice of Annual Meeting and Proxy Statement describe the proposals to be considered at the meeting.

    Whether or not you plan to attend, please sign and date the enclosed form of proxy, and return it in the enclosed envelope, which requires no postage if mailed in the United States. If you do plan to attend, please so indicate by checking the appropriate box on the proxy card.

                                          Sincerely,

                                          /s/ George H. Pain
                                          James G. Hascall
                                          Chairman of the Board and
                                          Chief Executive Officer

                         PRIMEX TECHNOLOGIES, INC.
                          10101 9TH STREET NORTH
                         ST. PETERSBURG, FL 33716


                                 ------------

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MAY 5, 1998

                                 ------------

    The Annual Meeting of Shareholders of PRIMEX TECHNOLOGIES, INC. will be held at the Renaissance Vinoy Resort, 501 5th Avenue NE, St.
  Petersburg, Florida, on Tuesday, May 5, 1998, 10:00 a.m., local time, for the following purposes:

    (1) to elect three directors;

    (2) to approve the 1998 amendment to the 1996 Long-Term Incentive
      Plan;

    (3) to ratify the appointment of Ernst & Young LLP as independent auditors for 1998; and

    (4) to transact such other business as may properly come before the meeting or any adjournment.

    The Board of Directors has fixed the close of business on March 10, 1998 as the record date for determining shareholders entitled to notice of, and to vote at, the meeting or any adjournment.

                                          By order of the Board of Directors:

                                          /s/ George H. Pain
                                          George H. Pain
                                          Secretary

  March 24, 1998



                             YOUR VOTE IS IMPORTANT

                    YOU ARE URGED TO SIGN, DATE AND PROMPTLY
                RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.

                           PRIMEX TECHNOLOGIES, INC.

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 5, 1998


  This Proxy Statement is furnished to the shareholders of Primex Technologies, Inc. ("PRIMEX" or the "Company") in connection with the solicitation by the Board of Directors (the "Board") of PRIMEX of proxies to be voted at the Annual Meeting of Shareholders to be held on May 5, 1998, and at any adjournment thereof. The mailing address of PRIMEX's principal executive office is 10101 9th Street North, St. Petersburg, FL 33716. This Proxy Statement and the related proxy card are being mailed to shareholders beginning on or about March 24, 1998.

  PRIMEX was organized under the laws of the Commonwealth of Virginia on May 10, 1996 as a wholly-owned subsidiary of Olin Corporation ("Olin"). PRIMEX began operating as an independent publicly held company on December 31, 1996 as a result of its spin-off from Olin.

  Shares represented by duly executed proxies in the accompanying form, received by PRIMEX prior to the meeting, will be voted at the meeting. Where a shareholder directs in the proxy a choice regarding any matter that is to be voted on, that direction will be followed. If no direction is made, proxies will be voted (i) for the election of directors as set forth below, (ii) for the approval of the proposed amendment to the 1996 Long-Term Incentive Plan and (iii) in favor of the ratification of the appointment of Ernst & Young, LLP as independent auditors for 1998. PRIMEX does not know of any matters other than those referred to in the accompanying Notice that are to come before the meeting. If any other matters are properly presented for action, the persons named in the accompanying form of proxy will vote the proxy in accordance with their best judgment. Any person who has returned a proxy has the power to revoke it at any time before it is exercised by submitting a subsequently dated proxy, by giving notice in writing to the Secretary or by voting in person at the meeting.

                    SHARES OUTSTANDING AND ENTITLED TO VOTE

  The close of business on March 10, 1998 has been fixed as the record date for the 1998 PRIMEX Annual Meeting of Shareholders and any adjournment thereof. As of the record date, there were 5,138,376 shares of PRIMEX common stock, $1 par value ("Common Stock"), outstanding, each of which is entitled to one vote. Of those shares of Common Stock outstanding as of the record date, approximately 432,000 shares were held in the Primex Technologies, Inc. Retirement Investment Management Experience Plan (the "PRIME Plan") and approximately 532,000 shares were held in the Olin Corporation Contributing Employee Ownership Plan (the "CEOP"), all of which are held by Wachovia Bank, N.A. as the Trustee of the PRIME Plan and the CEOP (the "Trustee"). Each individual participating in the PRIME Plan and the CEOP is entitled to instruct the Trustee how to vote all shares of Common Stock credited to the individual's account as of the record date. Shares of Common Stock held in the PRIME Plan and the CEOP for which voting instructions are not received from PRIME Plan or CEOP participants, respectively, are voted by the Trustee in the same proportion as shares of Common Stock for which the Trustee has received instructions.

  ChaseMellon Shareholder Services, LLP is the Company's registrar and transfer agent.

                           CERTAIN BENEFICIAL OWNERS

  Except as noted below, PRIMEX knows of no person who was the beneficial owner of more than five percent of PRIMEX Common Stock as of February 15, 1998. This information is based on reports filed by such persons with the United States Securities and Exchange Commission ("SEC").

                                                          AMOUNT AND
                                                          NATURE OF
     NAME AND ADDRESS OF                                  BENEFICIAL  PERCENT OF
     BENEFICIAL OWNER                                     OWNERSHIP     CLASS
     -------------------                                  ----------  ----------
     The Prudential Insurance Company.................... 331,947 (a)    6.46
      of America
     751 Broad Street
     Newark, NJ 07102
     Jeffrey S. Halis.................................... 593,554 (b)    11.5
     500 Park Avenue, 5th Floor
     New York, NY 10022
     FMR Corp. .......................................... 669,360 (c)   13.03
     82 Devonshire Street
     Boston, MA 02109

--------
(a) As reported on a Schedule 13G filed with the SEC on February 9, 1998, The Prudential Insurance Company of America ("Prudential") had as of December 31, 1997, sole voting and sole dispositive power with respect to 309,100 shares and shared voting and shared dispositive power with respect to 22,847 shares. 30,800 shares are held for the benefit of Prudential's general account; 301,147 shares are held for the benefit of various clients.
(b) As reported on a Schedule 13D filed with the SEC on February 13, 1998, Jeffrey S. Halis, had as of February 4, 1998, sole power to vote and sole dispositive power with respect to 418,444 shares owned by Tyndall Partners, L.P., 100,080 shares owned by Tyndall Institutional Partners, L.P., 41,770 shares owned by Madison Avenue Partners, L.P. and 33,260 shares owned by Halo International, Ltd. Such shares were acquired solely for investment purposes.
(c) As reported on a Schedule 13G filed with the SEC on February 11, 1998, Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., was as of December 31, 1997, the beneficial owner of all such shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 (the "Funds"). Fidelity Low-Priced Stock Fund and Fidelity Dividend Growth Fund own 354,000 and 289,900 shares respectively. Edward
    C. Johnson 3d, (who is the Chairman of FMR Corp.), FMR Corp. (through its control of Fidelity), and the Funds each has sole power to dispose of the shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds' respective Boards of Trustees.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

  The members of the Board of Directors of PRIMEX are divided into three classes with the term of office of each class being three years, ending in different years. Three persons, as set forth below under "Nominees for Three-Year Terms Expiring at the 2001 Annual Meeting," have been nominated by the Board for election as Class II directors to serve until the Annual Meeting of Shareholders in 2001 and thereafter until their successors have been duly elected and have qualified. The terms of the other directors will continue after the meeting as indicated below.

  Each of the nominees is a director at the present time. It is not expected that any of the nominees will be unable to serve as a director, but if any current nominee is unable to accept election, shares for which proxies have been received will be voted for the election of a substitute nominee selected by the Board, unless the number of directors is reduced.

  The election of each nominee as a director requires the affirmative vote of a plurality of the votes cast in the election. Votes withheld and shares held in street name ("Broker Shares") that are not voted in the election of directors will not be included in determining the number of votes cast.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF ALL OF THE NOMINEES LISTED BELOW.

                                   CLASS II
       NOMINEES FOR THREE-YEAR TERMS EXPIRING AT THE 2001 ANNUAL MEETING

  ANGELO A. CATANI, 65, has served as Vice Chairman of the Board of PRIMEX since January 1997. From 1988 through December 1996, Mr. Catani was President of Olin Corporation's Ordnance Division and served as Vice President and General Manager of Olin's Defense Products Group from 1985 to 1987. Mr. Catani was an Olin Corporate Vice President from April 1993 until December 1996.

  BOB MARTINEZ, 63, is a principal of Bob Martinez & Company, a domestic and international business development consulting firm that he founded in 1993 and a principal in Pro Tech Monitoring, Inc., a satellite surveillance firm founded in 1995. From 1991 to 1993, pursuant to presidential appointment, Mr. Martinez served as the United States Drug Czar, and from 1987 to 1991, he served as the Governor of the State of Florida. Mr. Martinez has served as a director of PRIMEX since January 1997.

  ANTHONY W. RUGGIERO, 56, is Senior Vice President and Chief Financial Officer of Olin Corporation, a position he has held since September 1995. Prior to joining Olin, for the period 1990 to 1995, Mr. Ruggiero was Senior Vice President and Chief Financial Officer of Reader's Digest Association, Inc. Mr. Ruggiero has served as a director of PRIMEX since January 1997.

                                   CLASS III
         DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 1999 ANNUAL MEETING

  JAMES G. HASCALL, 59, has served as Chairman and Chief Executive Officer of PRIMEX since January 1997. From January 1, 1996 through December 1996, Mr. Hascall served as Executive Vice President of Olin Corporation, having operating responsibility for Olin's Brass, Winchester, Ordnance and Aerospace Divisions. From 1985 through 1995, Mr. Hascall served as President of Olin's Brass Division. He was an Olin Corporate Vice President from 1985 to 1990 and a Senior Vice President from 1990 to December 1995.

  DAVID LASKY, 65, is Chairman of the Board of Directors and President of Curtiss-Wright Corporation. Mr. Lasky joined Curtiss-Wright in 1962, was elected General Counsel in 1967, Senior Vice President in 1980 and Corporate Secretary in 1989. In 1993, he was elected Director, President and Chief Executive Officer of Curtiss-Wright, and in 1995, he was elected to the additional position of Chairman of the Board. Mr. Lasky has served as a director of PRIMEX since January 1997.

  WILLIAM B. MITCHELL, 62, retired as Vice Chairman of the Board of Texas Instruments Incorporated in December 1996. Mr. Mitchell joined Texas Instruments in 1961, was elected a Corporate Vice President and President of the Defense Systems and Electronics Group in 1984, Executive Vice President and President of the Systems and Equipment Sector in 1991 and Vice Chairman in 1993. He is a director of Curtiss-Wright Corporation and Mitre Corporation. Mr. Mitchell has served as a director of PRIMEX since January 1997.

                                    CLASS I
         DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 2000 ANNUAL MEETING

  EDWIN M. GLASSCOCK, 69, is President of Edwin M. Glasscock Associates, Inc., a management consulting firm that he founded in 1966. Dr. Glasscock has served as a director of PRIMEX since January 1997.

  ROBERT H. RAU, 61, is President of the Aerostructures Group of B.F. Goodrich Company. From April 1993 until its merger with B. F. Goodrich in December 1997, Mr. Rau was President and Chief Executive Officer of Rohr, Inc. From 1988 to 1993, Mr. Rau served as Executive Vice President of Parker Hannifin Corporation and President of the Aerospace Group of Parker Hannifin. He is a member of the Board of Directors of B.F. Goodrich Company. Mr. Rau has served as a director of PRIMEX since January 1997.

  LEON E. SALOMON, 61, is Senior Vice President of Procurement for Rubbermaid Incorporated, a position he has held since January 1998. From May 1996 to January 1998, he was the Corporate Vice President of Purchasing and Logistics for Rubbermaid. General Salomon retired from active duty in the U.S. Army in 1996 after 36 years of service. From 1994 to 1996, General Salomon commanded the U.S. Army Material Command. From 1992 to 1994, he was the U.S. Army Deputy Chief of Staff for Logistics. Prior to that assignment, he was the Deputy Commanding General for Combined Arms Support, U.S. Army Training and Doctrine Command, and Commanding General, U.S. Army Combined Arms Support Command at Fort Lee, Virginia. General Salomon has served as a director of PRIMEX since January 1997.

            ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

  The standing committees of the Company's Board of Directors are an Audit Committee and a Compensation and Nominating Committee.

  The Audit Committee advises the Board on internal and external audit matters affecting PRIMEX, including the appointment of independent auditors of PRIMEX; reviews with such auditors the scope and results of their examination of the financial statements of PRIMEX and any investigations and surveys by such auditors; reviews reports of PRIMEX's internal audit activities; and reviews the presentation of PRIMEX's financial results. The committee also advises the Board on compliance with the PRIMEX Code of Business Conduct, on government and other compliance programs, on corporate and governmental security matters and any major litigation involving PRIMEX. The Audit Committee currently consists of Messrs. Rau (Chair), Ruggiero and Salomon.

  The Compensation and Nominating Committee sets policy, develops and monitors strategies for, and administers the programs which compensate the Chief Executive Officer ("CEO") and other senior executives. The committee approves the salary plans for the CEO and other senior executives. It approves the measures, goals, objectives, weighting, payout matrices and actual payouts and certifies performance for and administers the Company's incentive compensation plans. The committee approves broad-based retirement and savings programs and approves amendments to the qualified and non-qualified retirement plans and to the welfare and fringe benefit plans. The committee administers the 1996 Long Term Incentive Plan of Primex Technologies, Inc., issues an annual report on Executive Compensation that appears in the Proxy Statement, approves Executive and Change in Control Agreements and reviews plans for management development and succession. The committee also advises the Board on such matters as the composition and remuneration of the Board and committees thereof, including the nomination of directors, protection against liability and indemnification. The committee will consider candidates recommended by shareholders for election as directors at annual meetings. Shareholder recommendations for director nominees must be in writing and submitted to the Secretary of PRIMEX by December 1 of the year prior to such meeting, accompanied by a biography and the written consent of the candidate. The Compensation and Nominating Committee currently consists of Messrs. Glasscock, Lasky, Martinez and Mitchell (Chair).

  The Company's Bylaws require that advance notice of nominations for the election of directors to be made by a shareholder (as distinguished from a shareholder's recommendation to the Compensation and Nominating Committee) be given to the Secretary of PRIMEX no later than 90 days before an annual meeting of shareholders or seven days following notice of special meetings of shareholders for the election of directors, together with the name and address of the shareholder and of the person to be nominated; a representation that the shareholder is entitled to vote at the meeting and intends to appear there in person or by proxy to make the nomination; a description of arrangements or understandings between the shareholder and others pursuant to which the nomination is to be made; such other information regarding the nominee as would be required in a proxy statement filed under the Securities and Exchange Commission proxy rules; and the consent of the nominee to serve as a director, if elected.

ATTENDANCE

  During 1997, the Board held five meetings, the Audit Committee, four meetings and the Compensation and Nominating Committee, five meetings. All directors attended at least 75% of the meetings of the Board and committees of the Board on which they served.

COMPENSATION OF DIRECTORS

  During 1997, directors who were not employees of PRIMEX received a fixed annual retainer of $20,000 (50% of which was distributed in the form of Common Stock) and an annual stock grant valued at $5,000. Each such director also received a fee of $1,000 for each meeting of the Board and for each meeting of a committee of the Board attended. Chairpersons of committees received an additional annual fee of $3,000. The Primex Stock Plan for Nonemployee Directors (the "Directors Plan") permits directors to (i) elect to receive the balance of their fixed annual retainer in cash or Common Stock, (ii) receive meeting fees in cash or Common Stock, and (iii) defer the cash or stock portions of their annual retainer and meetings fees into cash accounts and/or into stock accounts. Deferred cash balances are credited with interest and deferred stock balances with dividend equivalents. Effective January 1, 1998, the Board increased the annual stock grant to $15,000. During 1997, directors who were not employees of PRIMEX participated, at the request of the Chairman of the Board, in planning meetings and were paid $2,000 per meeting attended.

  Directors are reimbursed for expenses incurred in the performance of their duties as directors and are covered while on Company business under the PRIMEX business travel accident insurance policy which covers employees of PRIMEX generally.

                 SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

  The following table sets forth information as of January 15, 1998 concerning shares of PRIMEX Common Stock beneficially owned by (i) each director of PRIMEX, (ii) each of the Named Executive Officers (as herein defined) and
(iii) all directors and executive officers of PRIMEX as a group. Unless otherwise indicated in the footnotes below, each person or entity has sole voting and investment power with respect to the shares set forth opposite such person's or entity's name. The Company has no outstanding options which are exercisable within 60 days.

                                                       NO. OF SHARES
                                                       BENEFICIALLY  PERCENT OF
      NAME OF BENEFICIAL OWNER                           OWNED (A)   CLASS (B)
      ------------------------                         ------------- ----------
       A. A. Catani...................................     11,578        --
       J. D. DeMaire..................................     19,180        --
       E. M. Glasscock................................     14,000        --
       J. G. Hascall..................................     35,896        --
       D. Lasky.......................................      1,600        --
       B. Martinez....................................         --        --
       W. B. Mitchell.................................      1,946        --
       R. H. Rau......................................        500        --
       A. W. Ruggiero.................................      1,075        --
       L. E. Salomon..................................         --        --
       W. W. Smith....................................     11,478        --
       M. S. Wilson...................................      8,525        --
       Directors and executive officers as a group,
        including those named above (16 persons)......    129,137       2.5%

--------
(a) Excluded from this table are shares credited to deferred accounts pursuant to the arrangements described above under "Compensation of Directors" in the amounts of 2,931 shares for Dr. Glasscock, 2,063 for Mr. Martinez, 1,095 for Mr. Mitchell, 2,302 for Mr. Rau, 2,504 for Mr. Ruggiero and 1,621 for Mr. Salomon. Such shares have no voting power.
(b) Unless otherwise indicated, beneficial ownership of any named individual does not exceed 1% of the outstanding shares of PRIMEX Common Stock.

STOCK OWNERSHIP GUIDELINES

  At its March 1997 meeting, the Compensation and Nominating Committee of the Board of Directors established guidelines for stock ownership for all key executives, including executive officers, who participate in the long-term incentive program and for all nonemployee Directors. Within five years from the establishment of such guidelines, such persons have been asked to acquire ownership of shares of the Company's Common Stock, the aggregate value of which meets or exceeds:

   Directors (nonemployee).......................... 4 times annual retainer
   CEO.............................................. 4 times annual base salary
   Vice Chairman, Executive Vice Presidents and
    Division Presidents............................. 3 times annual base salary
   Other Corporate Officers......................... 2 times annual base salary
   All other Long-Term Incentive Plan full partici-
    pants........................................... 1 times annual base salary

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires PRIMEX executive officers and directors, and persons who own more than ten percent of a registered class of PRIMEX's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish PRIMEX with copies of all Section 16(a) filings. Based solely upon the review of copies of such filings furnished to PRIMEX or written representations that no filings were required, PRIMEX believes that during the period January 1, 1997 to December 31, 1997, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten-percent beneficial owners were complied with, except that a report for one transaction was filed late by Dr. Edwin M. Glasscock, a director of PRIMEX, and a report for one transaction was filed late by Mr. Robert H. Rau, also a director of PRIMEX. In addition, three reports for one transaction and one report for six transactions were filed late by Jeffrey S. Halis, a greater than 10% beneficial owner.

                            EXECUTIVE COMPENSATION

 REPORT OF THE COMPENSATION AND NOMINATING COMMITTEE ON EXECUTIVE COMPENSATION

  The Compensation and Nominating Committee (the "Committee"), which is comprised of four members of the Board of Directors who are not PRIMEX officers or employees, establishes and administers the executive compensation program of PRIMEX.

  Compensation Philosophy. The Committee, in designing and administering PRIMEX's executive compensation program, seeks to achieve the following objectives:

  .to attract and retain high-quality executives;

  . to create a link between executive compensation and PRIMEX's long-term financial performance and shareholder value; and

  .to unite management as a team.

  The Committee believes that, in order to accomplish the above-described objectives, PRIMEX's compensation program must be competitive with the compensation opportunities available at companies which compete with PRIMEX for executive talent. Accordingly, in fashioning its executive compensation program, the Committee reviews and analyzes executive compensation data for companies which are similar to PRIMEX in size and scope of operations ("Comparable Companies"). These data are obtained from surveys conducted by independent compensation consultants. The compensation surveys cover companies with which the Committee believes PRIMEX competes for executive resources, but do not necessarily include the companies used in the peer group comparison shown in the Performance Graph on page 11 of this Proxy Statement. In reviewing such compensation data, the Committee takes into account how PRIMEX's compensation policies and overall performance compare to the Comparable Companies.

  Components of Compensation Program. PRIMEX's executive compensation program is comprised of the following three components:

  .annual base salary

  .annual incentive bonus compensation

  .long-term incentive compensation

  The Committee believes that placing an emphasis on the variable-pay components of the compensation program (annual incentive bonus compensation and long-term incentive compensation) is the most effective means of achieving the above-described objectives and building shareholder value. Accordingly, the Committee has endeavored to structure its executive compensation package so that approximately 40% to 50% of an executive officer's total targeted compensation opportunities consist of variable pay. The Committee intends to review its executive compensation program each year in order to ensure that the type and mix of compensation, including the emphasis on variable pay, are appropriate in light of the objectives and performance of the Company.

  Annual Base Salary. In setting the annual base salaries of PRIMEX's executive officers, including the Chief Executive Officer (the "CEO"), the Committee reviews and analyzes base salary data for the Comparable Companies. In determining whether to adjust the base salary of an executive officer, including the CEO, the Committee takes into account, among other things, the salaries paid for comparable positions at Comparable Companies, changes in the executive officer's responsibilities, and the individual executive officer's performance. The Committee's long-term objective is to set the base salaries of its executive officers to roughly approximate the median salaries of similar-level executives of the Comparable Companies.

  The CEO's base salary for 1997 was $425,000. Based on a competitive analysis of the CEO's base salary, the Committee adjusted his base salary for 1998 upward to $500,000.

  Annual Incentive Bonus Compensation. In February 1997, the Company adopted an incentive compensation program (the "ICP") as the vehicle for awarding executive officers annual incentive bonus compensation. For all executive officers other than the Division Presidents, the ICP awards annual cash bonuses determined solely on the basis of the EVA(R) or Economic Value Added ("EVA") performance of the Company for the year versus a previously agreed-upon target. Seventy-five percent of the cash bonus to each Division President is based on the EVA performance of his respective Division; the remaining 25% is based on the EVA performance of the Company. This EVA system, which has been successfully adopted and implemented by a wide range of public and private companies around the world, uses as its principal measure an estimate of the net operating profit after subtracting taxes and the cost of capital employed (both debt and equity). The Committee believes that the EVA system closely aligns the interests of management and shareholders.

  The EVA-based annual incentive award is calculated solely by reference to the Company's financial results and without reference to any individual's non-financial performance. Under the EVA bonus formula, a bonus multiple is generated that is then applied to the target bonus set at the beginning of a bonus year, resulting in a "declared bonus" award. Under the bonus plan, the declared bonus award is then placed into an individual's "bonus bank" from which only a predetermined portion of the bank balance is actually paid out as the bonus award in a given year (for 1997, the predetermined payout was 50% of the participant's bonus bank balance). The remaining bank balance is deferred, to be paid out over subsequent years if performance is sustained. The predetermined bonus payout for 1998 will be 40% of the participant's bonus bank balance.

  The CEO's incentive compensation award is determined by the EVA performance of the Company for the year. For 1997, the Company's actual EVA performance versus the target approved by the Board substantially exceeded the goal. For 1997, the CEO received a bonus payout of $452,403. His remaining bank balance is $452,403, which, along with his 1998 target incentive bonus of $300,000, will be taken into account under the EVA formula in computing his 1998 ICP award.

  Long-Term Incentive Compensation. In December 1996, the Board of Directors adopted the 1996 Long-Term Incentive Plan of Primex Technologies, Inc. (the "1996 LTIP") as the primary vehicle for making long-term incentive grants to executive officers and other key employees of PRIMEX. By authorizing the grant of equity-based awards, the 1996 LTIP serves the objective of creating a link between a key employee's compensation and the long-term financial performance of PRIMEX. That is, equity-based awards enable the executive officers who participate in the 1996 LTIP to reap benefits when shareholder value is created. Under the 1996 LTIP, the Committee is authorized to make grants of restricted stock, restricted stock units (rights to receive stock in the future), stock appreciation rights, and stock options.

  In 1997, the executive officers of PRIMEX were awarded an aggregate of 228,000 restricted stock units under the 1996 LTIP. Each restricted stock unit represents the right to receive one share of PRIMEX Common Stock upon the vesting date, so long as the recipient continues to be employed by PRIMEX or one of its affiliates as of the vesting date. Each award of restricted stock units vests on December 31, 2001 or, if the Total Return to Shareholders (as defined in the award agreements) exceeds a certain target as of December 31, 1999, the units will vest on December 31, 1999. Dividends are accrued on all restricted stock units at the same rate as unrestricted shares of PRIMEX Common Stock, and interest is accrued on all cash balances. During 1997, the CEO was awarded 60,000 restricted stock units. Information regarding the amount and value of certain other restricted stock unit grants made in 1997 is set forth in the Summary Compensation Table which follows this report. Other than the restricted stock units, no other type of awards were made in 1997 under the 1996 LTIP.

  The restricted stock unit grants made in 1997 represent one-time awards which were approved as part of the launching of PRIMEX as an independent public company. The Committee does not currently intend to grant any additional restricted stock units to the executive officers at any time in the foreseeable future. The Committee currently intends that all long-term incentive awards made in the foreseeable future will be in the form of stock options, which the Committee believes is the most effective equity-based means of aligning the interests of executive officers with the interests of shareholders. Nevertheless, the Committee continues to have the right to grant other types of equity-based awards under the 1996 LTIP.

  On November 5, 1997, the Board of Directors of PRIMEX adopted "Appendix II" to the 1996 LTIP, which amends the 1996 LTIP by making available an additional 500,000 shares for issuance pursuant to stock options. A more detailed description of this amendment, including certain grants made thereunder, appears below under the caption "PROPOSAL NO. 2--AMENDMENT TO THE 1996 LONG-TERM INCENTIVE PLAN OF PRIMEX TECHNOLOGIES, INC."

  From time to time, the Committee may award bonus compensation to an executive officer of PRIMEX in recognition of an extraordinary contribution made by the officer to the Company. These awards, which are infrequent and which are made solely at the discretion of the Committee, are made on an individual basis at such time or times as the Committee determines such awards are warranted. The Committee is not obligated to make such awards, and the Committee to date has made only one such award in the amount of $20,000.

  Section 162(m) of Internal Revenue Code. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of certain compensation paid to the Chief Executive Officer and the other four most highly compensated executive officers of a public company during a taxable year. This limitation on deductibility, which is set at $1 million per officer, does not apply to certain types of performance-based compensation. The Committee's philosophy with respect to Section 162(m) is that the Company should maximize the benefit of the tax laws for PRIMEX shareholders by awarding performance-based compensation to the extent consistent with PRIMEX's compensation policies and practices.

  In this Proxy Statement, there is a proposal to approve an amendment to the 1996 LTIP. If this amendment is approved by the shareholders of PRIMEX, the plan would enable PRIMEX to meet the conditions necessary to allow compensation under the amended 1996 LTIP to qualify for tax deductibility under the Code.

  Conclusion. The Committee believes that the executive compensation program described above will facilitate PRIMEX's ability to retain, motivate, and attract the executive resources necessary to maximize shareholder value. The Committee intends to continue to emphasize the variable-pay element of the compensation program and the link between executive compensation and shareholder value.

THE COMPENSATION AND NOMINATING COMMITTEE:

William B. Mitchell, Chairman                                     March 3, 1998
Edwin M. Glasscock
David Lasky
Bob Martinez

  The following table shows for PRIMEX's Chief Executive Officer and the four other most highly compensated executive officers of PRIMEX (the "Named Executive Officers") compensation for fiscal year 1997.
                          SUMMARY COMPENSATION TABLE

                                                                 LONG TERM
                                  ANNUAL COMPENSATION           COMPENSATION
                         -------------------------------------- ------------
 NAME AND PRINCIPAL
      POSITION                                                   RESTRICTED
 AS OF DECEMBER 31,                              OTHER ANNUAL      STOCK        ALL OTHER
        1997             YEAR  SALARY   BONUS   COMPENSATION(A)   UNITS(B)   COMPENSATION(C)
 ------------------      ---- -------- -------- --------------- ------------ ---------------
James G. Hascall.......  1997 $425,000 $452,403    $184,251      $1,046,400      $69,237
 Chairman and Chief Ex-
 ecutive
 Officer
Angelo A. Catani.......  1997  350,000  257,100       9,548         697,600       63,468
 Vice Chairman
J. Douglas DeMaire.....  1997  225,000  163,162     134,666         401,120       32,483
 Executive Vice
President
William W. Smith.......  1997  250,000  120,653         --          401,120       52,265
 Executive Vice
 President
Michael S. Wilson......  1997  200,000  135,810         --          401,120       27,319
 Vice President

--------
(a) Dollar amounts shown include relocation expenses paid by Olin for Messrs. Hascall and DeMaire of $112,346 and $84,347, respectively. Amounts also include tax gross-ups paid for imputed income on such relocation expenses of $40,673 for Mr. Hascall and $31,937 for Mr. DeMaire.
(b) Dollar amount shown equals number of restricted stock units granted multiplied by the fair market value of a share of PRIMEX Common Stock on the grant date. The number and dollar value of these restricted stock units held on December 31, 1997, based on the $33.75 per share closing price of PRIMEX Common Stock on December 31, 1997, were J. G. Hascall-- 60,000 units ($2,025,000), A. A. Catani--40,000 units ($1,350,000), J. D.
    DeMaire--23,000 units ($776,250), W. W. Smith--23,000 units ($776,250), M.
    S. Wilson--23,000 units ($776,250). Dividends are accrued on all restricted stock units at the same rate as unrestricted shares of Common Stock and interest is accrued on all cash balances.
(c) Amounts reported in this column for 1997 are comprised of the following items:

                                          PRIME PLAN
                                        COMPANY MATCH  RESTORATION   TERM LIFE
                                        AND RETIREMENT  PLAN (1)   INSURANCE (2)
                                        -------------- ----------- -------------
      J. G. Hascall....................    $20,411       $34,991      $13,835
      A. A. Catani.....................     21,820        28,364       13,284
      J. D. DeMaire....................     18,764         7,249        6,470
      W. W. Smith......................     23,153        19,577        9,535
      M. S. Wilson.....................     16,878         4,740        5,701

--------
(1) The Internal Revenue Code of 1986, as amended, imposes a cap on the amount of contributions that an employer may make to tax-deferred benefit plans on account of a particular employee. The Primex Technologies, Inc. Restoration Bonus Plan (the "Restoration Bonus Plan") provides for cash bonuses to each employee equal to the amount in excess of such cap that PRIMEX would have contributed to the PRIME Plan on account of such employee if the cap did not exist. Such bonuses accrue throughout the year and are payable on or before December 31 of each year.
(2) Under the PRIMEX key executive life insurance program, additional life insurance is provided to each executive with survival income benefits to the spouse and dependent children of deceased participants.

              LONG TERM INCENTIVE PLAN-AWARDS IN LAST FISCAL YEAR

  The Transition Bonus Program of Primex Technologies, Inc. (the "Transition Bonus Program") was established to ensure that executives of PRIMEX who were employed by Olin prior to the spin-off of the

Company from Olin were not penalized as a result of their forfeiture (as a result of the spin-off) of unvested awards received under Olin employee benefit plans. The Transition Bonus Program serves this purpose by granting to such executives units ("PRIMEX Units") representing the right to receive a cash payment from PRIMEX equal to the product of the number of PRIMEX Units held by each such executive multiplied by the per share fair market value of PRIMEX Common Stock on January 6, 1999. This cash payment will be made as soon as practicable after January 6, 1999. With certain exceptions, a participant's PRIMEX Units will be forfeited if his or her employment with the Company terminates before January 6, 1999.

  The following table sets forth as to the Named Executive Officers information regarding PRIMEX Units granted effective January 6, 1997:

                                                          NUMBER
                                                            OF
                                                          SHARE
                                                          UNITS
          NAME                                             (#)
          ----                                            ------
         J. G. Hascall................................... 8,800
         A. A. Catani.................................... 5,200
         J. D. DeMaire................................... 2,200
         W. W. Smith..................................... 5,100
         M. S. Wilson.................................... 1,700

                               PERFORMANCE GRAPH
 PRIMEX TECHNOLOGIES, INC., THE RUSSELL 2000 INDEX AND THE DOW JONES AEROSPACE
                               & DEFENSE INDEX*

                                    [GRAPH]

                           TOTAL SHAREHOLDER RETURN

                                    1/2/97  3/31/97  3/30/97  9/30/97  12/31/97
                                    ------  -------  -------  -------  --------

Primex Technologies Inc..........    100      91       106      161      169
Russell 2000.....................    100      95       110      127      122
D J Aerospace & Defense..........    100      94       107      115      106

* Assuming $100 invested on January 2, 1997 in Primex Common Stock on 12/31/96 in index, including reinvestment of dividends. Fiscal year ending December 31.

EXECUTIVE AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

  Each of the Named Executive Officers and four other executive officers have Executive Agreements with PRIMEX. Each Executive Agreement provides certain benefits to the officer in the event that such officer's employment with the Company is terminated. More specifically, if the officer's employment is terminated by the Company without cause, the officer is entitled to a lump-sum payment equal to the sum of (i) twelve months of the officer's then current, monthly salary, plus (ii) an amount equal to the average annual award actually paid to the officer under the Company's short-term annual incentive compensation plans over three years immediately preceding the termination or the officer's then current short-term annual incentive standard annual award (the aggregate amount set forth under (i) and (ii) above being referred to as the "Executive Severance"). In the event that the officer's employment is terminated without cause by the Company or any successor entity after a change in control of the Company, the officer is entitled to an additional lump-sum payment equal to two times the Executive Severance. The officer is also entitled to the above amounts if he or she terminates his or her own employment for certain specified reasons, including a reduction in such officer's base salary, a reduction in responsibilities or position with the Company, relocation of his or her office under certain circumstances, and failure of the Company to maintain the officer's level of participation in certain benefit plans.

  In the Executive Agreements, "change in control" is defined as the occurrence of any one of the following events: (i) PRIMEX ceases to be directly or indirectly owned by at least 1,000 beneficial owners; (ii) 15% of the voting stock of PRIMEX becomes owned by one person or entity (other than PRIMEX, a majority-owned subsidiary of PRIMEX, or an employee benefit plan of PRIMEX, one of its subsidiaries, or Olin); (iii) the incumbent directors or their designated successors cease, over a two-year period, to constitute a majority of the Board of Directors; or (iv) all or substantially all of the Company's business or assets is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company (unless the shareholders of the Company immediately preceding the transaction own more than 50% of the voting stock or other ownership interest in the surviving entity or combined company) (a "Qualifying Disposition").

  Under the Executive Agreements, if an officer becomes entitled to Executive Severance, then, in addition to such Executive Severance, the officer will be entitled to receive a lump sum payment equal to the amount (or, in the case of a change of control, three times the amount) contributed or credited by the Company to the officer's accounts in all defined contribution plans of the Company during the twelve months preceding the officer's termination. The officer will also, under certain circumstances, be compensated for certain benefits that would be lost under Olin's qualified pension plan as a result of the termination of the officer's employment with PRIMEX (assuming that such officer, at the time of termination, has an accrued vested benefit under such pension plan). Under each Executive Agreement, the officer will also continue to enjoy coverage under all PRIMEX medical, dental, and life insurance plans for an additional one to two years after termination. Lastly, the Executive Agreements provide that, with respect to any "excess parachute payment" tax imposed on an officer's severance benefits by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), the officer's benefits will be grossed-up so that after-tax severance benefits will equal what would have been received had the officer not been subject to Section 4999. Each of the Executive Agreements expires on December 31, 2002, except that Mr. Catani's Executive Agreement expires on December 31, 1998.

  In addition to the Executive Agreements, certain of the Company's benefit and compensation plans provide for the acceleration or increase of benefits in the event of a change in control of the Company. The Transition Bonus Program (as described above) provides that, immediately upon the occurrence of a change in control, all PRIMEX Units granted under the Transition Bonus Program will immediately vest and a cash payment will be made to each participating employee in an amount equal to the product of (i) the number of PRIMEX Units held by such employee, multiplied by (ii) the greater of (A) the highest fair market value of a share of Common Stock of PRIMEX on any date within the 30-day period which begins 30 days prior to the change in control, or (B) if the change in control occurs as a result of a tender offer, the highest price paid per share of PRIMEX Common Stock in the tender offer. Under the Transition Bonus Program, a "change in control" is defined as the occurrence of any one of the following events: (i) the Company ceases to be directly or indirectly owned by at least 1,000 shareholders after December 31, 1996; (ii) 15% of the voting stock of PRIMEX becomes owned by one person or entity (other than PRIMEX, a majority-owned subsidiary of PRIMEX, or an employee benefit plan of PRIMEX or a PRIMEX Subsidiary); (iii) the incumbent directors or their designated successors cease, over any two-year period after 1996, to constitute a majority of the Board of Directors;
(iv) the Board of Directors of the Company determines that a tender offer for shares of PRIMEX Common Stock indicates a serious intention by the offeror to acquire control of the Company (a "Serious Tender Offer"); or (v) a Qualifying Disposition takes place.

  Under the Directors Plan (as described above under the caption "ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS--Compensation of Directors"), upon a change in control of the Company, all shares and other amounts credited to a director's stock and/or cash accounts under the Directors Plan will promptly be distributed to such director. In the Directors Plan, the term "change in control" is defined as the occurrence of any one or more of the following events: (i) the Company ceases to be directly or indirectly owned by at least 1,000 shareholders after December 31, 1996; (ii) 15% of the voting stock of PRIMEX becomes owned by one person or entity (other than PRIMEX, Olin Corporation, a majority-owned subsidiary of PRIMEX, or an employee benefit plan of PRIMEX, a PRIMEX Subsidiary, or Olin Corporation); or (iii) the incumbent directors or their designated successors cease over any two-year period after 1996 to constitute a majority of the Board of Directors.

  The 1996 LTIP provides that, upon a change in control of the Company, all options and stock appreciation rights then outstanding under the 1996 LTIP will become immediately and fully exercisable, notwithstanding any vesting requirements contained in the 1996 LTIP or the individual grant. In addition, upon such a change in control, each plan participant holding an option shall also be deemed to hold a stock appreciation right related to such option, unless a stock appreciation right has already been granted with respect to such option. Such stock appreciation rights will be exercisable on the same terms and conditions as the related option. All restrictions and conditions of all restricted stock and restricted stock units granted under the 1996 LTIP will, upon a change in control, be deemed satisfied as of the date of the change in control, and all performance awards under the 1996 LTIP will become vested, deemed earned in full, and promptly paid upon a change in control. The definition of "change in control" under the 1996 LTIP is the same as the definition of "change of control" under the Directors Plan, except that a Serious Tender Offer is also deemed to be a "change in control" under the 1996 LTIP. A more detailed description of the 1996 LTIP appears below under the caption "PROPOSAL NO. 2--AMENDMENT TO THE 1996 LONG TERM INCENTIVE PLAN OF PRIMEX TECHNOLOGIES, INC."

  Under the ICP, upon a change in control of the Company, all bonus bank balances are required to be paid to ICP participants within five working days of such change in control. The ICP has the same definition of "change in control" as the Transition Bonus Program.

  Under the Restoration Bonus Plan (as described above in Footnote (c) to the Summary Compensation Table), all accrued bonuses payable under such plan will automatically be paid to participants. Under the Restoration Bonus Plan, the term "change in control" is defined as the occurrence of any one or more of the following events: (i) the Company ceases to be directly or indirectly owned by at least 1,000 shareholders; (ii) 15% or more of the voting stock of PRIMEX becomes owned by one person or entity (other than PRIMEX, a majority-owned subsidiary of PRIMEX, or an employee benefit of PRIMEX, any of its subsidiaries, or Olin); (iii) the incumbent directors or their designated successors cease over any two-year period after 1996 to constitute a majority of the Board of Directors; or (iv) a Serious Tender Offer takes place.

        PROPOSAL NO. 2--AMENDMENT TO THE 1996 LONG-TERM INCENTIVE PLAN
                         OF PRIMEX TECHNOLOGIES, INC.

  On December 23, 1996, the Board of Directors of the Company adopted the 1996 Long-Term Incentive Plan of Primex Technologies, Inc. (the "1996 LTIP"). The 1996 LTIP was adopted in order to provide a mechanism for the provision of long-term compensation to the Company's key employees. The 1996 LTIP provides for the award of up to 350,000 shares of Common Stock in the form of restricted stock, restricted stock units (rights to receive restricted stock), stock appreciation rights, or stock options. Since the adoption of the 1996 LTIP, the Company has awarded 344,000 restricted stock units to key employees of the Company.

  On November 5, 1997, the Board of Directors of the Company adopted Appendix II to the 1996 LTIP (the "1998 LTIP Amendment"), which amended the 1996 LTIP by making an additional 500,000 shares of Common Stock available for issuance pursuant to Incentive Stock Options (as defined below) and nonqualified stock options (in addition to the 350,000 shares that had previously been authorized to be issued under the 1996 LTIP). As described below in more detail, the 1998 LTIP Amendment also sets forth certain terms and conditions under which the Company may grant options to key employees. The Board of Directors adopted the 1998 LTIP Amendment in the belief that long-term compensation in the form of stock options provides the strongest link to shareholder value (see "EXECUTIVE COMPENSATION--Report of the Compensation and Nominating Committee on Executive Compensation" above).

  The shareholders of PRIMEX are being asked to approve the 1998 LTIP Amendment so that the options granted under the 1998 LTIP Amendment may qualify for the federal income tax treatment described under "Tax Aspects" below.

  Approval of the 1998 LTIP Amendment requires the affirmative vote of the holders of a majority of the total votes cast on the matter. Abstentions and Broker Shares not voted on the matter will not be included in determining the number of votes cast on the matter.

THE 1998 LTIP AMENDMENT

  A copy of the 1996 LTIP and the 1998 LTIP Amendment is included in this Proxy Statement as Exhibit A1 and Exhibit A2, respectively, to which reference is made for a full statement of their respective terms and provisions. A summary of the principal features of the 1996 LTIP and the 1998 LTIP Amendment follows:

  Administration. The terms of awards granted and the identity of the recipients will be determined, subject to the terms and conditions of the 1996 LTIP and the 1998 LTIP Amendment, by a committee (the "Committee," currently the Compensation and Nominating Committee) of at least two PRIMEX directors who are "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"). Committee determinations and interpretations will be binding on all interested parties. Under the 1996 LTIP and the 1998 LTIP Amendment, PRIMEX's Board of Directors may act at any time in lieu of the Committee.

  Participation. Awards may be granted under the 1996 LTIP and 1998 LTIP Amendment only to full-time employees of PRIMEX or any of its present or future subsidiaries. Directors who are not also employees of PRIMEX or its subsidiaries are not eligible to receive awards under the 1996 LTIP and 1998 LTIP Amendment.

  Shares Reserved under the 1998 LTIP Amendment. Five hundred thousand (500,000) shares of PRIMEX Common Stock (subject to proportionate adjustment in the event of stock dividends, split-ups and the like) will be reserved for issuance on the exercise of options granted under the 1998 LTIP Amendment. No person may be granted options under the 1996 LTIP, as amended by the 1998 LTIP Amendment, for more than 70,000 shares in any calendar year during the term of the 1996 LTIP. Any shares as to which options are granted but not exercised for any reason (including surrender or cancellation other than pursuant to the stock appreciation provisions described below) will again be available for future awards under the 1996 LTIP.

  Options. Options granted under the 1996 LTIP and 1998 LTIP Amendment will be exercisable over a period not exceeding ten years from their respective dates of grant. The purchase price of the Common Stock covered by each option will be determined by the Committee but shall not be less than the fair market value of the Common Stock at the date of grant. The Committee administering the 1998 LTIP Amendment has the authority to prescribe in any option agreement when the option, or any portion thereof, will vest and whether any vested portion of an option is exercisable in part or only in full.

  The Committee may permit the delivery of already-owned PRIMEX Common Stock valued at fair market value at date of exercise in payment for the exercise price of options in lieu of, or in combination with, cash. The Committee may authorize optionees to request that PRIMEX apply and reapply automatically in sequence shares received on a portion of an option to satisfy the exercise price for additional portions of the option.

  If an option agreement so provides, initially or by amendment, the Committee may require an optionee to surrender the option for cancellation as to all or any portion of the number of shares covered by the intended exercise and to accept in cash, in shares or both, the equivalent of the appreciated value of the shares covered by the surrendered option. The appreciated value would be the difference between the option price and the fair market value of the shares covered thereby. The Committee will have five business days after receiving notice of an intended exercise to make its election, and the option would be surrendered as to the number of shares for which the appreciated value is paid. That number of shares would not be available again for future options.

  Termination of Employment. Upon termination of an optionee's employment with PRIMEX or a subsidiary, either by PRIMEX not for cause or voluntarily by the optionee (other than by reason of death or incapacity), all options held by the optionee under the 1998 LTIP Amendment, to the extent vested on the date of termination, will remain exercisable until the earlier of the scheduled expiration date thereof or one year after the termination. If an optionee's employment with PRIMEX or any subsidiary of PRIMEX is terminated due to retirement (at or after the optionee attaining age 55 and after 10 years of service with PRIMEX or any subsidiary, including prior service with Olin), the optionee shall have the right, to the extent that his or her options were exercisable as of the date of termination, to exercise such options until their scheduled expiration.

  If the employment of an optionee is terminated for cause, his or her option (whether or not vested) shall immediately terminate and expire upon the date of termination. If an optionee should die or become incapacitated while employed by PRIMEX, the option shall immediately vest and remain exercisable until its scheduled expiration date. No option will be exercisable after the expiration date thereof. Options will not be transferable other than by will or the laws of descent and distribution except that an option may be transferred by gift to any member of the optionee's immediate family or to a trust for the benefit of one or more of such immediate family members if, simultaneously with or prior to its granting, the Committee shall have adopted a resolution indicating that such option shall be transferable.

  The 1998 LTIP Amendment also provides that an option may be canceled prior to exercise if the optionee engages in business in competition with PRIMEX or a subsidiary or in conflict with their interests, or breaches the optionee's agreement with PRIMEX or a subsidiary regarding confidentiality or inventions. In addition, PRIMEX may recover from an optionee, who prior to or within six months after an exercise engages in any of the actions for which an option may be canceled, the difference between the fair market value on the date of exercise of the shares exercised and the option exercise price. Such recovery may be obtained following notice given by PRIMEX within two years after the exercise date.

  Stock Appreciation Rights. The Committee may, in its discretion, grant stock appreciation rights to eligible participants. Such stock appreciation rights may be granted either alone or in tandem with stock options. With respect to stand-alone stock appreciation rights, the exercise price, term, method of exercise, method of payment, and other terms and conditions of each such right will be determined by the Committee, except that no stock appreciation right may have a term of more then ten years from the date of grant. Upon the exercise of a stand-alone stock appreciation right, the holder thereof will be entitled to receive a payment (either in cash or in shares of Common Stock, as determined by the Committee or the applicable award agreement) equal to the excess of the fair market value of a share of Common Stock on the exercise date over the exercise price of the stock appreciation right. Stock appreciation rights, which are granted in tandem with stock options, will have the same terms and conditions as the related options, and the exercise of such stock appreciation rights will require the surrender of the related options. To the extent that a tandem stock appreciation right is exercised, the related option will no longer be exercisable.

  Change in Control. In the event that (i) PRIMEX ceases to be a publicly owned company, (ii) more than 15% of its outstanding shares are acquired by a group or person (other than by PRIMEX, Olin, a subsidiary of PRIMEX or a PRIMEX or Olin employee benefit plan), (iii) the incumbent directors and their successors cease over a two-year period to constitute a majority of the Board (unless the change in the Board occurs after an event referred to in (i) or (ii) above which was approved by the Board), (iv) a Qualifying Disposition takes place, or (v) a Serious Tender Offer takes place, each option then outstanding will be fully exercisable, whether or not previously vested, and unless a stock appreciation right was already granted with respect to such option, the optionee will be deemed to hold a stock appreciation right related to such option.

  Adjustments. Provision is made in the 1996 LTIP for adjustment of the number and class of shares subject to outstanding options and of the option prices in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, spin-offs, recapitalizations and the like. In the event of any such change, the total number and class of shares available under the 1996 LTIP and 1998 LTIP Amendment and the maximum number of shares as to which options may be granted to any employee will be appropriately adjusted by the Committee. In the event of a spin-off or other distribution to shareholders of shares representing a part of PRIMEX's business or assets, the Committee may, with the optionee's consent, modify outstanding options so that they relate to shares of Common Stock of PRIMEX and shares of capital stock of the corporation owning the business or assets so spun off.

  Tax Aspects. If the 1998 LTIP Amendment is approved by the PRIMEX shareholders at the meeting, options granted under the 1998 LTIP Amendment may, at the discretion of the Committee, be granted as either "Incentive Stock Options" ("ISOs") or nonqualified options. Under the Code, ISOs offer the grantee tax deferral and capital gains treatment. If the 1998 LTIP Amendment is not approved by the shareholders at the meeting, only nonqualified options may be granted. Unlike a nonqualified stock option, an ISO is not taxable at the date of grant or upon exercise if certain holding period requirements are met. Provided the holding period requirements are met, the difference between the exercise price and the net proceeds upon sale of the stock underlying the ISO will be long-term capital gain or loss. If the holding period requirements for an ISO are not met, the optionee will recognize ordinary income at the time of sale equal to (i) the lower of the net proceeds at the time of sale or the fair market value of the stock at the time of exercise less (ii) the exercise price. Any gain in excess of the amount calculated in the manner described in the preceding sentence will be long- or short-term capital gain, depending on the length of time the stock was held. PRIMEX will not receive any deduction for federal income tax purposes with respect to the grant of ISOs, except when, and to the extent, an optionee recognizes ordinary income; provided, however, that such deduction may be limited as described below.

  Optionees receiving nonqualified options under the 1998 LTIP Amendment are not subject to tax upon the grant of the option. The optionee will recognize ordinary income at the date of exercise in an amount equal to the excess of the fair market value of the stock acquired at the time of exercise over the exercise price. When the shares acquired by exercise of a nonqualified option are sold, the difference between the price received for the shares and the fair market value of such shares at the date of exercise will be treated as long- or short-term capital gain or loss, depending on the holding period of the stock. Subject to the limitation described below, PRIMEX will be allowed a deduction for federal income tax purposes when, and to the extent, an optionee recognizes ordinary income.

  The amount of any cash (or the fair market value of any Common Stock) received by the holder upon the exercise of an option or SAR under the 1998 LTIP Amendment will be subject to ordinary income tax in the year of receipt and, subject to the limitation described below, PRIMEX will be entitled to a deduction for such amount.

  It should be noted that, under the Code, ordinary income and short-term capital gains are currently subject to the same maximum tax rate. As to long-term capital gains on capital assets which are held for 18 or less months but more than 12 months, the maximum tax rate is 28% for taxpayers who are in a federal tax bracket above 15%. As to long-term capital gains on capital assets which are held for more than 18 months, the maximum tax rate is 20% for taxpayers who are in a federal tax bracket above 15%.

  In lieu of requiring an optionee to pay in cash such federal, state or local withholding taxes as may be applicable to the exercise of an option, the Committee may permit such taxes to be paid by the optionee in shares of Common Stock of PRIMEX or a combination of cash and shares of such Common Stock.

  Pursuant to Section 162(m) of the Code, PRIMEX's tax deduction for all compensation paid to each of certain specified officers in any one year is limited to $1,000,000. PRIMEX's deduction arising from an officer's exercise of a nonqualified option or stock appreciation right (or the sale of the underlying stock acquired through the exercise of an ISO before the required holding periods are met) will be exempt from this limitation if certain outside director and shareholder approval requirements are met. It is anticipated that such requirements will be met for options and SARs granted under the 1998 LTIP Amendment if shareholder approval of the 1998 LTIP Amendment is obtained. In addition to the foregoing, the rules of the Nasdaq Stock MarketSM require shareholder approval of the 1998 LTIP Amendment.

  Amendment or Termination of the 1998 LTIP Amendment. The 1998 LTIP Amendment became effective on January 2, 1998, and the period during which options may be granted thereunder will expire December 1, 2006. The Board of Directors may terminate the 1998 LTIP Amendment or make such modifications to the extent not inconsistent with the Code or other applicable law as it deems advisable. Termination or modification of the 1998 LTIP Amendment will not, without an employee's consent, adversely affect the rights of such employee under an option theretofore granted to him or her.

  New Plan Benefits. The Named Executive Officers and groups of employees listed in the following table were granted stock options effective January 2, 1998 under the 1998 LTIP Amendment in such number as appears opposite their names.

NAME AND PRINCIPAL              NUMBER OF SHARES
POSITION AS OF JAN. 1,     UNDERLYING OPTIONS GRANTED
1998                      UNDER THE 1998 LTIP AMENDMENT
----------------------    -----------------------------
J. G. Hascall...........              50,000
 Chairman of the Board &
 Chief Executive Officer
A. A. Catani............              10,000
 Vice Chairman
J. D. DeMaire...........              30,000
 Executive Vice
 President
W. W. Smith.............              10,000
 Executive Vice
 President
M. S. Wilson............              20,000
 Vice President
All current Executive                162,500
 Officers as a Group....
 (including those named
 above)
Non-Executive Officer...                   0
 Director Group
Non-Executive Officer...              87,500
 Employee Group

  The exercise price for these options is $33.88 per share, which was the fair market value of PRIMEX Common Stock on the effective date of grant. These options become exercisable in one-third installments over a three-year period beginning January 2, 1999 and have a ten-year term from the date of grant. Individuals were granted either ISOs or a combination of ISOs and nonqualified options. Options to purchase an aggregate of 156,971 shares were granted as ISOs, but if shareholder approval of the 1998 LTIP Amendment is not obtained, such options will become non-qualified stock options. In addition, it is expected that these employees will receive additional grants of options under the 1998 LTIP Amendment in the future at times and in amounts determined from time to time by the Committee, subject to the 1998 LTIP Amendment provisions. No options were granted under the 1998 LTIP Amendment to any associate of the directors or of any executive officer. No person other than Messrs. Hascall, DeMaire and Wilson received more than five percent of the options granted under the 1998 LTIP Amendment.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR
   THE APPROVAL OF THE 1998 AMENDMENT TO THE 1996 LONG-TERM INCENTIVE PLAN.

              PROPOSAL NO. 3--APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has appointed the firm of Ernst & Young LLP ("Ernst & Young") as independent auditors of PRIMEX for the year 1998. The appointment of this firm was recommended to the Board by the Audit Committee.

  On February 4, 1997, the Company, based on the recommendation of the Audit Committee of the Company's Board of Directors, retained Ernst & Young to serve as independent accountants for the Company and its subsidiaries for periods ending after December 31, 1996. KPMG Peat Marwick LLP ("Peat Marwick"), the Company's former independent accountants, were terminated for future periods. No Peat Marwick report on the financial statements of the Company for the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and the subsequent interim period, there has been no disagreement between the Company and Peat Marwick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

  The submission of this matter to shareholders at the Annual Meeting is not required by law or by the Company's Bylaws. The Board of Directors of PRIMEX is, nevertheless, submitting it to the shareholders to ascertain their views. If this appointment is not ratified at the Annual Meeting, the Board of Directors intends to reconsider its appointment of Ernst & Young as independent auditors.

  A representative of Ernst & Young is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so, and to respond to appropriate questions.

  The ratification of the appointment of independent auditors for 1998 requires that the votes cast in favor of the ratification exceed the votes cast opposing such ratification. Abstentions and Broker Shares that are not voted will not be included in determining the number of votes cast.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
                                  APPOINTMENT
        OF ERNST & YOUNG LLP AS PRIMEX'S INDEPENDENT AUDITORS FOR 1998.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Anthony W. Ruggiero, a director of PRIMEX, is Senior Vice President and Chief Financial Officer of Olin Corporation. PRIMEX and Olin have operated under certain agreements governing their relationship since the spin-off of PRIMEX from Olin on December 31, 1996. These agreements provided for the allocation of tax and certain other liabilities and obligations arising from periods prior to the spin-off. While the agreements contain terms which generally are comparable to those which would have been reached in arms-length negotiations with unaffiliated parties, these agreements were reached while PRIMEX was wholly owned by Olin and therefore are not the result of arms-length negotiations between independent parties. These agreements include a Powder Supply Requirements Agreement and a Component Supply Agreement which set forth the terms by which Olin will purchase propellant powder from PRIMEX and PRIMEX will purchase certain ammunition components from Olin following the spin-off.

                                 MISCELLANEOUS

  PRIMEX will pay the entire expense of this solicitation of proxies.

  Georgeson & Company Inc., New York, New York, will solicit proxies by personal interview, mail, telephone and telegram, and will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock held of record by such persons. PRIMEX will pay Georgeson & Company Inc. a fee of $6,500 covering its services and will reimburse Georgeson & Company Inc. for payments made to brokers and other nominees for their expenses in forwarding soliciting material. In addition, proxies may be solicited by personal interview, telephone and telegram by directors, officers and employees of PRIMEX.

SHAREHOLDER PROPOSALS

  Proposals of shareholders intended to be presented at PRIMEX's 1999 Annual Meeting of Shareholders must be received at PRIMEX's principal executive offices by November 23, 1998 for inclusion in PRIMEX's proxy statement and form of proxy for that meeting. All such proposals must be in writing and addressed to the Corporate Secretary, Primex Technologies, Inc., 10101 9th Street North, St. Petersburg, FL 33716.

                                          By order of the Board of Directors:

                                          /s/ George H. Pain

                                          George H. Pain
                                          Secretary

Dated: March 24, 1998

                                                                     EXHIBIT A1

          1996 LONG-TERM INCENTIVE PLAN OF PRIMEX TECHNOLOGIES, INC.

SECTION 1. PURPOSE

The purposes of the 1996 Long-Term Incentive Plan of Primex Technologies, Inc. (the "Plan") are to encourage selected salaried employees of Primex Technologies, Inc. (together with any successor thereto, "PRIMEX") and its Affiliates (as defined below) to acquire a proprietary interest in PRIMEX's growth and performance, to generate an increased incentive to contribute to PRIMEX's future success and to enhance the ability of PRIMEX and its Affiliates to attract and retain qualified individuals.

SECTION 2. DEFINITIONS

As used in the Plan:

(a) "Affiliate" means (i) any entity that, directly or through one or more intermediaries, is controlled by PRIMEX and (ii) any entity in which PRIMEX has a significant equity interest as determined by the Committee.

(b) "Award" means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c) "Award Agreement" means any written agreement or other instrument or document evidencing an Award granted under the Plan. The terms of any plan or guideline adopted by the Board or the Committee and applicable to an Award shall be deemed incorporated in and a part of the related Award Agreement.

(d) "Board" means the Board of Directors of PRIMEX.

(e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(f) "Committee" means a committee of the Board designated by the Board to administer the Plan and composed of not fewer than two directors each of whom shall be a Non-Employee Director as defined by Rule 16b-3.

(g) "Dividend Equivalent" means any right granted under Section 6(f)(iv) of the Plan.

(h) "Fair Market Value" means, with respect to any property (including, without limitation, Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

(i) "Incentive Stock Option" means an option to purchase Shares granted under
    Section 6(a) of the Plan that is intended to meet the requirements of
    Section 422 of the Code or a successor provision thereto.

(j) "Non-Qualified Stock Option" means an option to purchase Shares granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(k) "Olin" means Olin Corporation, a Virginia corporation, and its successors.

(l)  "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

(m) "Other Stock-Based Award" means any right granted under Section 6(e) of the Plan.

(n)  "Participant" means a Salaried Employee granted an Award under the Plan.

(o) "Performance Award" means any right granted under Section 6(d) of the Plan.

(p) "Person" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

                                     A-1-1

(q) "Released Securities" means securities that were Restricted Securities with respect to which all applicable restrictions imposed under the terms of the relevant Award have expired, lapsed or been waived or satisfied.

(r) "Restricted Securities" means Awards of Restricted Stock or other Awards under which outstanding Shares are held subject to certain restrictions.

(s) "Restricted Stock" means any Share granted under Section 6(c) of the Plan.

(t) "Restricted Stock Unit" means any right granted under Section 6(c) of the Plan that is denominated in Shares.

(u) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule.

(v) "Salaried Employee" means any salaried employee of PRIMEX or of an Affiliate.

(w) "Shares" means the Common Stock of PRIMEX and such other securities or property as may become the subject of Awards pursuant to an adjustment made under Section 4(b) of the Plan.

(x) "Stock Appreciation Right" means any right granted under Section 6(b) of the Plan.

SECTION 3. ADMINISTRATION

The Plan shall be administered by the Committee which shall have full power and authority to: (i) designate Participants; (ii) determine the Awards to be granted to Participants; (iii) determine the number of Shares (or securities convertible into Shares) to be covered by Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, substituted, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, substituted, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and guidelines and appoint such agents as it shall deem appropriate for the administration of the Plan; and (ix) make any other determination and take any other action that it deems necessary or desirable for such administration. All designations, determinations, interpretations and other decisions with respect to the Plan or any Award shall be within the sole discretion of the Committee and shall be final, conclusive and binding upon all Persons, including PRIMEX, any Affiliate, any Participants, any holder or beneficiary of any Award, any shareholder and any employee of PRIMEX or of any Affiliate. All powers and responsibilities of the Committee provided in the Plan may also be exercised by the Board at any time.

SECTION 4. SHARES AVAILABLE FOR AWARDS

(a) Shares Available. Subject to adjustment as provided in Section 4(b) of the
Plan:

  (i) The aggregate number of Shares available for granting Awards under the Plan shall be 350,000 If an Award is denominated in or relates to a security of PRIMEX convertible into its Common Stock, the number of shares of Common Stock into which such security shall be convertible (calculated as of the date of grant of the Award, subject to adjustment as provided in Section 4(b) hereof or under the terms of such security) shall be deemed denominated in Shares and counted against the aggregate number of Shares available for the granting of Awards under the Plan. If, after the effective date of the Plan, Shares subject to an Award granted under the Plan (other than Restricted Securities) are forfeited, or the Award otherwise terminates without the delivery of Shares or of other consideration, then the Shares subject to such Award or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of such forfeiture or termination, shall again be available for granting Awards under the Plan." Any Award (other than a

                                     A-1-2

        Dividend Equivalent) denominated in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan even though the Award is ultimately paid in cash, provided that, notwithstanding the foregoing, an Award shall not be deemed denominated in Shares if the dollar amount of the Award is fixed at the time of grant by reference to the market value of Shares or otherwise.

  (ii) For purposes of this Section 4:

    (A) If an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

    (B) Dividend Equivalents paid in Shares and Awards not denominated in Shares but paid in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan;

  provided, however, that Awards that operate in tandem with, or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting. Any Shares that are delivered by PRIMEX, and any Awards that are granted by, or become obligations of, PRIMEX, through the assumption by PRIMEX or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall not, except in the case of Awards granted to Salaried Employees who are officers or directors of PRIMEX for purposes of
  Section 16 of the Securities Exchange Act of 1934, as amended, be counted against the Shares available for granting Awards under the Plan.

(b) Adjustments. In the event that the Committee determines that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of PRIMEX, issuance of warrants or other rights to purchase Shares or other securities of PRIMEX, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, including the limitation contained in Section 4(c),
    (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant, purchase or exercise price with respect to any Award, or, if the Committee deems it appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that with respect to Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422 of the Code or any successor provision thereto. Notwithstanding the foregoing, a Participant to whom Dividend Equivalents or dividend units have been awarded shall not be entitled to receive a special or extraordinary dividend or distribution unless the Committee shall have expressly authorized such receipt.

(c) Notwithstanding anything contained in this Plan to the contrary, grants to any one Participant of Awards which represent or are designated in Shares shall not exceed 70,000 Shares in any calendar year.

SECTION 5.  ELIGIBILITY

Any Salaried Employee, including any officer or employee-director of PRIMEX or an Affiliate, who is not a member of the Committee shall be eligible to be designated a Participant.

                                     A-1-3

SECTION 6.  AWARDS

(a) Options. The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine:

  (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.

  (ii) Option Term. The term of each Option shall be fixed by the Committee, provided that in no event shall the term of an Option exceed a period of ten years from the date of its grant.

  (iii) Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part (but in no event shall an Option be exercisable before the expiration of six months from the date of its grant, subject to Section 9 thereof, or after the expiration of ten years from the date of its grant), and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made.

  (iv) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. Without limiting the preceding sentence, the aggregate Fair Market Value (determined at the time an option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other plan of the Participant's employer corporation and its parent and subsidiary corporations providing for Options) shall not exceed such dollar limitation as shall be applicable to Incentive Stock Options under Section 422 of the Code or a successor provision.

(b) Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants which may but need not relate to a specific Option granted under Section 6(a). Subject to the terms of the Plan and any applicable Award Agreement, each Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, up to the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the exercise price of the right as specified by the Committee, which shall not be less than the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the exercise price, term, methods of exercise, methods of payment or settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee, except that Stock Appreciation Rights related to Incentive Stock Options shall have the same terms and conditions as such Options, and in no event shall the term of a Stock Appreciation Right exceed a period of ten years from the date of its grant. In the case of any Stock Appreciation Right related to an Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right and then only to the extent of the excess. Any Option related to a Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised.

(c)  Restricted Stock and Restricted Stock Units.

  (i) Issuance. The Committee is authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants.

  (ii) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share

                                     A-1-4
     of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate, provided that in order for a participant to vest in Awards of Restricted Stock or Restricted Stock Units, the participant must remain in the employ of PRIMEX or an Affiliate for a period of not less than six months commencing on the date of grant of the Award, subject to Section 9 hereof and subject to relief for specified reasons as may be approved by the Committee.

  (iii) Registration. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and when delivered to the Participant shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

  (iv) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still subject to restriction shall be forfeited and reacquired by PRIMEX; provided, however, that the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such Restricted Stock shall become Released Securities.

(d) Performance Awards. The Committee is authorized to grant Performance Awards to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee, provided that a performance period shall be at least six months, subject to Section 9 thereof.

(e) Other Stock-Based Awards. The Committee is authorized to grant to Participants such other awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, phantom Shares, securities convertible into Shares and dividend units), as are deemed by the Committee to be consistent with the purposes of the Plan, provided that such grants shall comply with Rule 16b-3 to the extent applicable and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase, exchange or conversion right granted under this Section 6(e) shall be issued for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase, exchange or conversion right is granted.

  Other Stock-based Award Agreements shall contain provisions dealing with the disposition of such Award in the event of termination of the Participant's employment prior to exercise, realization or payment of the Award.

                                     A-1-5

(f) General.

  (i) No Cash Consideration for Awards. Participants shall not be required to make any cash payment for the granting of an Award except for such minimum consideration as may be required by applicable law.
  (ii) Awards May Be Granted Separately or Together. Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award or benefit granted under any other plan or arrangement of PRIMEX or any Affiliate, or as payment for or to assure payment of an award or benefit granted under any such other such plan or arrangement, provided that the purchase or exercise price under an Award encompassing the right to purchase Shares shall not be reduced by the cancellation of such Award and the substitution of another Award. Awards so granted may be granted either at the same time as or at a different time from the grant of such other Awards or awards or benefits.

  (iii) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments to be made by PRIMEX or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

  (iv) Dividend Equivalents or Interest. Subject to the terms of the Plan and any applicable Award Agreement, a Participant, including the recipient of a deferred Award, shall, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents, with respect to the Shares covered by the Award. The Committee may provide that any such amounts shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Notwithstanding the award of Dividend Equivalents or dividend units, a Participant shall not be entitled to receive a special or extraordinary dividend or distribution unless the Committee shall have expressly authorized such receipt.

  (v) Limits on Transfer of Awards. No Award (other than Released Securities) or right thereunder shall be assignable or transferable by a Participant, other than (unless limited in the Award Agreement) by will or the laws of descent and distribution (or, in the case of an Award of Restricted Securities, to PRIMEX), except that an Option may be transferred by gift to any member of the holder's immediate family or to a trust for the benefit of one or more of such immediate family members, if expressly permitted in the applicable Award Agreement; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries with respect to any Award to exercise the rights of the Participant, and to receive any property distributable, upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under applicable law by the Participant's guardian or legal representative unless it is an Option and has been transferred as permitted hereby to a member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members, in which case it shall be exercisable only by such transferee. For the purposes of this provision, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren. No Award (other than Released Securities), and no right under any such Award, may be pledged, attached or otherwise encumbered other than in favor of PRIMEX, and any purported pledge, attachment, or encumbrance thereof other than in favor of PRIMEX shall be void and unenforceable against PRIMEX or any Affiliate.

  (vi) Term of Awards. Except as otherwise expressly provided in the Plan, the term of each Award shall be for such period as may be determined by the Committee.

  (vii) No Rights to Awards. No Salaried Employee, Participant or other Person shall have any claim to be granted an Award, and there is no obligation for uniformity of treatment of Salaried Employees, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards

                                     A-1-6
      need not be the same with respect to each recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument accepting the Award and delivered a fully executed copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

  (viii) Delegation. Notwithstanding any provision of the Plan to the contrary, the Committee may delegate to one or more officers or managers of PRIMEX or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights or conditions with respect to, alter, discontinue, suspend, or terminate Awards held by, Salaried Employees who are not officers or directors of PRIMEX for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

  (ix) Withholding. PRIMEX or any Affiliate may withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise or any payment under such Award or under the Plan, and take such other action as may be necessary in the opinion of PRIMEX or Affiliate to satisfy all obligations for the payment of such taxes.

  (x) Other Compensation Arrangements. Nothing contained in the Plan shall prevent PRIMEX or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

  (xi) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of PRIMEX or any Affiliate. Nothing in the Plan or any Award Agreement shall limit the right of PRIMEX or an Affiliate at any time to dismiss a Participant from employment, free from any liability or any claim under the Plan or the Award Agreement.

  (xii) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Florida and applicable Federal law.

  (xiii) Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

  (xiv) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between PRIMEX or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from PRIMEX or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of PRIMEX or any Affiliate.

  (xv) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

  (xvi) Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                                     A-1-7

  (xvii) Conflict with Plan. In the event of any inconsistency or conflict between the terms of the Plan and an Award Agreement, the terms of the Plan shall govern.

  (xviii) Notwithstanding any provision in this Plan to the contrary, Awards granted under Sections 6(c), 6(d) or 6(e) and designated by the Committee as being performance-based shall have as performance measures any one of or any combination of any of the following measures: Economic Value Added, Return on Equity and Total Return to Shareholders. For purposes of the Plan, "Economic Value Added" shall mean PRIMEX's consolidated sales less its operating costs (including tax) less a capital charge based on PRIMEX's cost of capital assets employed in its business, "Return on Equity" shall mean consolidated income of PRIMEX after taxes and before the after-tax effect of any special charge or gain and any cumulative effect of any change in accounting, divided by average shareholders equity and "Total Return to Shareholders" shall mean for the performance period total return to shareholders of $100 worth of Shares for such period assuming reinvestment of dividends on a quarterly basis. The Committee shall determine the performance goals for each such performance measure with respect to each such Award.

  (xix) Death or Disability. In the event of the death or disability of the holder of an Award while the holder is employed by PRIMEX or an Affiliate, [or, if holder is retired (at or after attainment of age 55 with 10 years of service with the Corporation or an Affiliate, including prior service with Olin Corporation),] any outstanding Award will continue to be vested and exercisable under the terms of the Plan. For purposes of this Plan, a holder of an Award shall be considered disabled if he or she is qualified under the Long-Term Disability Plan of Primex Technologies, Inc.

SECTION 7. AMENDMENT AND TERMINATION

(a) Amendments to the Plan. The Board may amend, suspend, discontinue or terminate the Plan, including, without limitation, any amendment, suspension, discontinuation or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of PRIMEX, no such amendment, suspension, discontinuation or termination shall be made that would permit any Award encompassing rights to purchase Shares to be granted with per Share purchase or exercise prices of less than the Fair Market Value of a Share on the date of grant thereof (except for any adjustment permitted by Section 4(b)); provided further that no amendment, suspension, discontinuation or termination (i) that would impair the rights of such Participant, holder or beneficiary shall be made with respect to Section 9 of the Plan after a Change in Control, as defined therein and (ii) may increase the amount of payment of any Award to any Participant.

(b) Amendments to Awards. The Committee may waive any conditions or rights with respect to, or amend, alter, suspend, discontinue, or terminate, any unexercised Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or beneficiary of an Award, provided that no amendment, alteration, suspension, discontinuation or termination of an Award that would impair the rights of such Participant, holder or beneficiary shall be made after a Change in Control, as defined in Section 9; provided further that the Committee may not increase the payment of any Award granted any Participant.

(c) Adjustments of Awards Upon Certain Acquisitions. In the event PRIMEX or any Affiliate shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another company, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate.

(d) Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting PRIMEX, any Affiliate, or the financial statements of PRIMEX or any Affiliate, or of changes in applicable laws,

                                     A-1-8
   regulations, or accounting principles, whenever the Committee determines that statements of PRIMEX or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits to be made available under the Plan.

SECTION 8.  ADDITIONAL CONDITIONS TO ENJOYMENT OF AWARDS.

(a) The Committee may cancel any unexpired, unpaid or deferred Awards if at any time the Participant is not in compliance with all applicable provisions of the Award Agreement, the Plan and the following conditions:

  (i) A Participant shall not render services for any organization or engage, directly or indirectly, in any business which, in the judgment of the Committee or, if delegated by the Committee to the Chief Executive Officer, in the judgment of such Officer, is or becomes competitive with PRIMEX or any Affiliate, or which is or becomes otherwise prejudicial to or in conflict with the interests of PRIMEX or any Affiliate. Such judgment shall be based on the Participant's positions and responsibilities while employed by PRIMEX or an Affiliate, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between PRIMEX or an Affiliate and the other organization or business, the effect on customers, suppliers and competitors of the Participant's assuming the post-employment position, the guidelines established in the then current edition of PRIMEX's Code of Business Conduct, and such other considerations as are deemed relevant given the applicable facts and circumstances. The Participant shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over the counter, and such investment does not represent a substantial investment to the Participant or a greater than 1% equity interest in the organization or business.

  (ii) Participant shall not, without prior written authorization from PRIMEX, disclose to anyone outside PRIMEX, or use in other than PRIMEX's business, any secret or confidential information, knowledge or data, relating to the business of PRIMEX or an Affiliate in violation of his or her agreement with PRIMEX or the Affiliate.

  (iii) A Participant, pursuant to his or her agreement with PRIMEX or an Affiliate, shall disclose promptly and assign to PRIMEX or the Affiliate all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by PRIMEX or the Affiliate, relating in any manner to the actual or anticipated business, research or development work of PRIMEX or the Affiliate and shall do anything reasonably necessary to enable PRIMEX or the Affiliate to secure a patent where appropriate in the United States and in foreign countries.

(b) Notwithstanding any other provision of the Plan, the Committee in its sole discretion may cancel any Award at any time prior to the exercise thereof, if the employment of the Participant shall be terminated, other than by reason of death, unless the conditions in this Section 8 are met.

(c) Failure to comply with the conditions of this Section 8 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award shall cause the exercise, payment or delivery to be rescinded. PRIMEX shall notify the Participant in writing of any such rescission within two years after such exercise payment or delivery and within 10 days after receiving such notice, the Participant shall pay to PRIMEX the amount of any gain realized or payment received as a result of the exercise, payment or delivery rescinded. Such payment shall be made either in cash or by returning to PRIMEX the number of Shares that the Participant received in connection with the rescinded exercise, payment or delivery.

(d) Upon exercise, payment or delivery pursuant to an Award, the Committee may require the Participant to certify on a form acceptable to the Committee, that he or she is in compliance with the terms and conditions of the Plan.

(e) Nothing herein shall be interpreted to limit the obligations of a Participant under his or her employee agreement or any other agreement with PRIMEX.

                                     A-1-9

SECTION 9. CHANGE IN CONTROL

(a) Except as the Board or the Committee may expressly provide otherwise prior to a Change in Control of PRIMEX (as defined below) and subject to the provisions of Section 6(f)(vii) hereof, in the event of a Change in Control of PRIMEX:

  (i) all Options and Stock Appreciation Rights then outstanding shall become immediately and fully exercisable, notwithstanding any provision therein for the exercise in installments;

  (ii) unless a Stock Appreciation Right shall have already been granted with respect to an outstanding Option, the Participant holding such Option shall be deemed also to hold a Stock Appreciation Right related to such Option, exercisable in accordance with and subject to the terms and conditions of Section 6(b) for the number of Shares exercisable under such Option after giving effect to such acceleration, which Stock Appreciation Right may, but need not be, evidenced by separate written agreement;

  (iii) all restrictions and conditions of all Restricted Stock and Restricted Stock Units then outstanding shall be deemed satisfied as of the date of the Change in Control; and

  (iv) all Performance Awards shall become vested, deemed earned in full and promptly paid to the Participants, cash units in cash and phantom stock units in the Shares represented thereby or such other securities, property or cash as may be deliverable in respect of Shares as a result of a Change in Control, without regard to payment schedules and notwithstanding that the applicable performance cycle or retention cycle shall not have been completed.

(b)  A Change in Control of PRIMEX shall have occurred in the event that:

  (i) PRIMEX ceases to be directly or indirectly owned by at least 1,000 stockholders after December 31, 1996;

  (ii) a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as "person" within the meaning of Sections 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act"), other than PRIMEX, Olin, a majority-owned subsidiary of PRIMEX, or an employee benefit plan (or related trust) of PRIMEX, Olin or such subsidiary, become(s) the "beneficial owner" (as defined in Rule 13d-3 under the Act) of 15% or more of the then outstanding voting stock of PRIMEX;

  (iii) during any period of two consecutive years after 1996, individuals who at the beginning of such period constitute PRIMEX's Board of Directors (together with any new Director whose election by PRIMEX's Board of Directors or whose nomination for election by PRIMEX's shareholders, was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Directors then in office;

  (iv) PRIMEX's Board of Directors determines that a tender offer for PRIMEX's shares indicates a serious intention by the offeror to acquire control of PRIMEX.

SECTION 10. EFFECTIVE DATE OF THE PLAN

The Plan shall be effective as of the date of its approval by the shareholder of PRIMEX.

SECTION 11. TERM OF THE PLAN

No Award shall be granted under the Plan after December 1, 2006, but unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date.

                                    A-1-10

  APPENDIX I TO THE 1996 LONG-TERM INCENTIVE PLAN OF PRIMEX TECHNOLOGIES, INC.

The following terms will apply to restricted stock units granted January 7, 1997:

  "Fair Market Value" means, with respect to a date, on a per share basis, the average of the high and the low price of a share of Common Stock reported on the consolidated transaction reporting system for NASDAQ issues on such date or if Common Stock is not traded on such day, such average price on the next preceding date on which it is traded."

  "Measurement Time" means with respect to a Vesting Period, the close of business on the last day of the fifth calendar year of such Vesting Period; provided, however, that if the Committee determines that Total Return to Shareholders of Primex using the Fair Market Value of Primex Common Stock on January 7, 1997, as a base of $100 is equal to or greater than $160 at the close of business on the last day of the third calendar year of such Vesting Period, then such day shall be the Measurement Time for such Vesting Period.

  "Restricted Stock Unit" means one phantom share of Primex Common Stock granted pursuant to the Plan.

  "Vesting Period" means with respect to a Restricted Stock Unit, a period of five calendar years (beginning with the calendar year in which such Restricted Stock Unit is granted) at the end of which such Restricted Stock Unit is to vest; provided that if the Committee determines that Total Return to Shareholders of Primex using the Fair Market Value of Primex Common Stock on January 7, 1997, as a base of $100 is equal to or greater than $160 at the close of business on the last day of the third calendar year of such Vesting Period, then the Vesting Period shall end at the close of business on the last day of such third calendar year.

Except as otherwise provided in the Plan, a Participant's interest in a restricted Stock Unit will vest only at the Measurement Time applicable to the Vesting Period for such Restricted Stock Unit. Each Restricted Stock Unit not vested by the Measurement Time relating to such unit will be forfeited.

Each vested Restricted Stock Unit will be payable to a Participant by delivery of one share of Primex Common Stock following the Measurement Time.

Each outstanding Restricted Stock Unit shall accrue amounts equivalent to the cash dividends payable on a share of Primex Common Stock ("dividend equivalents"). Such dividend equivalents will be paid to a Participant only if the Restricted Stock Unit on which such dividend equivalents were accrued vests. Dividend equivalents accrue interest at an annual rate equal to Primex's before-tax cost of borrowing as determined from time to time by Primex's Chief Financial Officer or Treasurer or the Committee, compounded quarterly. Accrued dividend equivalents on restricted stock units that do not vest will not vest and will be forfeited.

The total amount of Restricted Stock Units (and dividend equivalents and related interest) vested in a Participant at each Measurement Time of an applicable Vesting Period will be paid on or before March 15 of the year following such Measurement Time.

If Restricted Stock Units are to be paid in cash, the Primex Common Stock will be valued at the average of the high and low sales prices thereof as reported on the NASDAQ National Market System on the fifth business day before such cash payment is due (or if Primex Common Stock is not traded on such day, the first preceding day on which such stock is traded).

Restricted Stock Units will carry no voting rights nor, except as provided herein, be entitled to receive any dividends or other rights enjoyed by shareholders.

Upon a Change in Control, an amount equal to the then fair market value of shares of Primex Common Stock equal to the number of Restricted Stock Units otherwise not vested will be paid in cash rather than in Primex Common Stock.

With certain exceptions as the Committee may determine, a Participant's unvested Restricted Stock Units will be forfeited if his or her employment terminates before the applicable Measurement Time.

                                     A-1-11

Taxes will be withheld from payouts of Restricted Stock Units and related cash.

This description of Restricted Stock Units is qualified in its entirety by reference to the applicable Award Agreement and the Plan.

[Note: On December 23, 1996, the Board of Directors adopted this 1996 LTIP. The awards of restricted stock units granted on January 7, 1997 and thereafter currently total 344,000.]

                                     A-1-12

                                                                     EXHIBIT A2

 APPENDIX II TO THE 1996 LONG-TERM INCENTIVE PLAN OF PRIMEX TECHNOLOGIES, INC.

  The following terms will apply to Stock Options and Stock Appreciation Rights granted pursuant to this Appendix II:

I.Definitions

  A. "Cause" means the commission of an act of dishonesty, gross incompetency or intentional or willful misconduct, which act occurs in the course of an optionee's performance of his duties as an employee.

  B. "Exercise Price" means the Fair Market Value of a Share on the date of grant.

  C. "Fair Market Value" means, with respect to a date, on a per share basis, the average of the high and the low sale price of a Share reported on the consolidated transaction reporting system for Nasdaq issues on such date or if Shares are not traded on such day, such average price on the next preceding date on which it is traded.

  D. "Incapacity" means any material physical, mental or other disability rendering the optionee incapable of substantially performing his or her services for his employer that is not cured within 180 days of the first occurrence of such incapacity.

  E.  "Option Term" means ten years from the date of grant.

II.Option Exercise

  The optionee may purchase from PRIMEX the following aggregate number of shares covered by the Option on and after each of the following dates during the term of the Option:

DATE                                          NUMBER OF SHARES
----                                          ----------------
  1st anniversary of the grant date 33 1/3% of original grant of Options
  2nd anniversary of the grant date 66 2/3% of original grant of Options
  3rd anniversary of the grant date 100% of original grant of Options

  The Option, to the extent vested, shall be exercisable in whole at any time or in part from time to time during the term of the Option, but not as to less than 25 shares (or the shares then purchasable under the Option if less than 25 shares) at any one time.

  The exercise price shall either be tendered in cash (or check) or Shares or a combination of cash (or check) or Shares. Shares surrendered as payment for the exercise price shall be valued at Fair Market Value on the date on which the certificates for such Shares are surrendered to PRIMEX.

  If at any time the optionee's employment with PRIMEX or any Affiliate shall be terminated (a) voluntarily by the optionee for any reason other than death or Incapacity or (b) by PRIMEX or any Affiliate for any reason other than for Cause, the optionee shall have the right to exercise his or her Option to the extent of the Shares with respect to which the Option could have been exercised by the optionee as of the date of his or her termination of employment in accordance with its terms but in no event beyond the earlier of
(i) one year after the date of termination of employment or (ii) the scheduled expiration of such Option.

  If an optionee's employment with PRIMEX or any of its Affiliates is terminated due to retirement (at or after attaining age 55 with 10 years of service with PRIMEX or any Affiliate (including prior service with Olin Corporation)), the optionee shall have the right to exercise his or her Option to the extent of the Shares with respect to which the Option could have been exercised by the optionee as of the date of his or her retirement in accordance with its terms but in no event beyond the scheduled expiration of such Option.

                                     A-2-1

  If the optionee's employment with the Company shall be terminated for Cause, his or her Option (whether or not vested) shall terminate and expire concurrently with such termination of employment and shall not thereafter be exercisable to any extent.

  If an optionee's employment with PRIMEX or any of its Affiliates is terminated due to death or Incapacity, the Option shall (a) become fully vested and (b) be exercisable by the optionee (or in the event of the optionee's death, by his or her estate or by the person who acquired the right to exercise the Option by bequest or inheritance) under the terms of the Plan, provided that the Option is exercised prior to the scheduled expiration of such Option.

  If an optionee dies after his or her termination of employment during the period in which his or her Option remains exercisable, the Option may be exercised, to the extent the Option could have been exercised by the decedent immediately prior to his or her death, by the Optionee's estate or by the person who acquired the right to exercise the Option by bequest or inheritance at any time within one year after the date of death, but in no event beyond the scheduled expiration of such Option.

III.Transferability of Options

  All Options granted in accordance with this Appendix II shall be transferable to the extent permitted in Section 6(f)(v) of the Plan.

IV. Delegation

  The Committee hereby authorizes the Chairman, Chief Financial Officer and Vice President of Human Resources ("Management") to determine if the Awards granted pursuant to this Appendix will be incentive Stock Options or nonqualified Options for all recipients. With respect to any individual who is not an officer or director of PRIMEX subject to Section 16 of the Securities Exchange Act of 1934, as amended, the Committee authorizes Management to determine if a Stock Appreciation Right shall be granted in connection with any Option or as a separate Award. Any Stock Appreciation Right shall be exercisable in accordance with the terms included in Section II of this Appendix unless the Committee (or Management, in the case of an individual who is not subject to Section 16 of the Securities Exchange Act of 1934, as amended) decides otherwise.

V. Shares Available for Awards; Plan Terms

  In addition to the 350,000 shares which were available for awards under the Plan prior to the effective date hereof, an additional 500,000 shares shall be available for the grant of stock options pursuant to this Appendix II.

  Except as expressly provided in this Appendix II, all terms of the Plan shall continue to be in full force and effect.


[Note: On November 5, 1997, the Board of Directors adopted this Appendix II to the 1996 LTIP (the "1998 LTIP Amendment"). The 1998 LTIP Amendment became effective on January 2, 1998, at which time a total of 250,000 options were granted.]

                                     A-2-2

                              PRINTED ON RECYCLED PAPER
                        LOGO

  PRIMEX                                             PLEASE MARK VOTES AS IN THIS EXAMPLE [X]
TECHNOLOGIES
                                                    1. Election of the following nominees as Class II Directors:

                                                                                                        WITH-     FOR ALL
            PRIMEX TECHNOLOGIES, INC.                                                            FOR    HOLD      EXCEPT*
RETIREMENT INVESTING MANAGEMENT EXPERIENCE PLAN              ANGELO A. CATANI                    [  ]    [  ]       [  ]
            VOTING INSTRUCTION CARD                            BOB MARTINEZ
                                                            ANTHONY W. RUGGIERO

                                                    *NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and write the name(s) of the nominee(s) in the space provided below. Your shares will be voted for the remaining nominee(s).
                                                    -----------------------------------------------------------------------------
                                                                                                 FOR    AGAINST   ABSTAIN
                                                    2. Approval of Amendment to the 1996 Long    [  ]    [  ]       [  ]
                                                       Term Incentive Plan of Primex
                                                       Technologies, Inc.

                                                    3. Ratification of appointment of inde-      [  ]    [  ]       [  ]
                                                       pendent auditors.
                                        ------
Please be sure to sign and date this     Date       Mark box at right if a comment has been noted on the reverse side [  ]
Voting Instruction Card.                            of this card.
---------------------------------------------

Participant sign here
---------------------------------------------

DETACH CARD                                                                                                    DETACH CARD

To:          Participants in the Primex Technologies, Inc. Retirement Investment Management Experience Plan ("PRIME Plan")
Subject:     Annual Meeting of Shareholders of Primex Technologies, Inc. ("PRIMEX")

Wachovia serves as Trustee of the Primex Technologies, Inc. Retirement Investment Management Experience Plan. As a participant in the PRIME Plan, you are entitled to instruct Wachovia, as Trustee, how to vote the shares of Common Stock of PRIMEX allocated to your account at the annual meeting of shareholders of PRIMEX to be held on May 5, 1998. Your instructions shall also determine how allocated shares for which no instructions are received are voted.


YOUR INSTRUCTIONS ARE IMPORTANT. YOU SHOULD MARK AND RETURN THE ATTACHED VOTING INSTRUCTION CARD ("INSTRUCTION CARD") TO THE TRUSTEE. YOUR INSTRUCTION CARD
MUST BE RETURNED SO THAT IT WILL BE RECEIVED BY WACHOVIA NO LATER THAN THE CLOSE OF BUSINESS (5:00 P.M. EDT) ON MAY 1, 1998. YOUR INSTRUCTIONS TO THE TRUSTEE WILL BE CONFIDENTIAL.

The Proposals

The proposals before the shareholders of PRIMEX are the election of the Board of Directors, amendment to the 1996 Long Term Incentive Plan and the ratification of auditors. The proposed candidates for the Board and the other proposal(s) are more fully described in the accompanying proxy material. The Board of Directors of PRIMEX recommends that you vote in favor of all the proposals.

Assuming a quorum is present at the annual meeting, the candidates for the Board receiving the highest vote totals will be elected to the Board of Directors of PRIMEX. All other matters voted on will be decided by a majority vote of the shares cast at the annual meeting.

Instruction Procedures

You should mark the Instruction Card to indicate whether you want Wachovia to vote in favor of all the candidates or vote against the candidates. You should also mark the card to direct Wachovia regarding the other issues before the shareholders. You should return the card in the enclosed postage-paid envelope.

                                                    (continued on the reverse)

                       CONFIDENTIAL VOTING INSTRUCTIONS
--------------------------------------------------------------------------------

                 TO WACHOVIA BANK, N.A. AS TRUSTEE ("TRUSTEE")
UNDER THE PRIMEX TECHNOLOGIES, INC. RETIREMENT INVESTMENT MANAGEMENT EXPERIENCE PLAN ("PRIME PLAN")

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I hereby instruct the Trustee to vote in person, or by proxy, all Common Stock of Primex Technologies, Inc. ("PRIMEX") credited to my account as of the record date which I am entitled to vote under the PRIME Plan at the Annual Meeting of Shareholders of PRIMEX to be held on May 5, 1998, and at any adjournment, (a) on the following matters as indicated on the reverse side hereof or, if contrary choice is not indicated, then FOR items 1, 2 and 3 and (b) on any other matter which may properly come before the meeting.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the reverse side. The PRIME Plan provides that Common Stock credited to participants' accounts for which no written instruction is received by the Trustee before the meeting date will be voted in the same proportion as shares of Common Stock for which the Trustee has received instructions. This form constitutes a direction to so vote.

--------------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          (continued from the reverse)

If you return your Instruction Card and later change your mind, you may submit a new Instruction Card. if Wachovia receives more than one Instruction Card from you, the most recently dated card will completely supersede any previously dated card that Wachovia has received from you. Moreover, a dated card will always supersede any undated card. If Wachovia receives two or more cards from you bearing the same date with differing votes, then with respect to the matters on which they differ, Wachovia will disregard your cards. If you sign your Instruction Card and return it unmarked for any proposal, Wachovia will vote your allocated shares FOR that proposal.

If you fail to return an Instruction Card, the shares allocated to your account will be voted as explained below. A new Instruction Card may be obtained from Wachovia by calling (336) 770-7064. If proposals other than those listed on the Instruction Card are presented at the annual meeting, Wachovia will vote all shares of PRIMEX held by the PRIME Plan in its discretion on those proposals.

The legal documents require Wachovia, as Trustee, to vote all allocated shares of PRIMEX Common Stock according to the instructions from the participants. In addition, the legal documents provide that any fractional, unvoted or unallocated shares shall be voted by the Trustee in the same proportion as the shares voted by the participants.

WACHOVIA'S LEGAL RESPONSIBILITIES

For each proposal, Wachovia will vote shares of PRIMEX Common Stock according to your instructions on your most recent Instruction Card if that card has been properly marked and signed.

Otherwise, for each proposal Wachovia will vote shares of PRIMEX Common Stock as explained above for which (i) no Instruction Card is received or (ii) the most recent signed Instruction Card received is not properly marked, unless doing so would not be consistent with the provisions of Title I of the Employee Retirement Income Security Act ("ERISA").

If following these rules for voting allocated shares for which no Instruction Card is received or for which the most recent signed Instruction Card received is not properly marked would lead to an imprudent result (keeping in mind that, in many situations, more than one result may be prudent), then Wachovia must vote such shares of Common Stock of PRIMEX as Wachovia believes prudent. Wachovia will follow these rules unless it has well-founded reasons why doing so would not be prudent or otherwise not consistent with Title I of ERISA.

CONFIDENTIALITY

You Instruction Card is CONFIDENTIAL. Your instructions will be known only by Wachovia. If you have any questions about the procedures, you may contact Wachovia at (336) 770-7064.

Delivery

---------------------------------------------------------------------------------------------------------------------
            By Regular Mail                     By Hand Delivery                      By Express Mail
---------------------------------------------------------------------------------------------------------------------
Wachovia Shareholders Services             Wachovia Shareholders Services        Wachovia Shareholder Services
Proxy Tabulation Department                Proxy Tabulation Department           Proxy Tabulation Department
PO Box 9396                                150 Royall Street                     150 Royall Street
Boston, MA 02205-9975                      Canton, MA 02021-1031                 Mail Stop 45-01-02
                                                                `                Canton, MA 02021-1031
---------------------------------------------------------------------------------------------------------------------

Cordially yours,

Wachovia Bank, N.A., Trustee
March 24, 1998

  PRIMEX                                             PLEASE MARK VOTES AS IN THIS EXAMPLE [X]
TECHNOLOGIES
                                                    1. Election of the following nominees as Class II Directors:

                                                                                                        WITH-     FOR ALL
              OLIN CORPORATION                                                                   FOR    HOLD      EXCEPT*
    CONTRIBUTING EMPLOYEES OWNERSHIP PLAN                    ANGELO A. CATANO                    [  ]    [  ]       [  ]
            VOTING INSTRUCTION CARD                            BOB MARTINEZ
                                                            ANTHONY W. RUGGIERO

                                                    *NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and write the name(s) of the nominee(s) in the space provided below. Your shares will be voted for the remaining nominee(s).
                                                    -----------------------------------------------------------------------------
                                                                                                 FOR    AGAINST   ABSTAIN
                                                    2. Approval of Amendment to the 1996 Long    [  ]    [  ]       [  ]
                                                       Term Incentive Plan of Primex
                                                       Technologies, Inc.

                                                    3. Ratification of appointment of inde-      [  ]    [  ]       [  ]
                                                       pendent auditors.
                                        ------
Please be sure to sign and date this     Date       Mark box at right if a comment has been noted on the reverse side [  ]
Voting Instruction Card.                            of this card.
---------------------------------------------

Participant sign here
---------------------------------------------

DETACH CARD                                                                                                    DETACH CARD

To:          Participants in the Olin Corporation Contributing Employees Ownership Plan ("CEOP")
Subject:     Annual Meeting of Shareholders of Primex Technologies, Inc. ("PRIMEX")

Wachovia serves as Trustee of the Olin Corporation Contributing Employees Ownership Plan. As a participant in the CEOP, you are entitled to instruct Wachovia, as Trustee, how to vote the shares of Common Stock of PRIMEX allocated to your account at the annual meeting of shareholders of PRIMEX to be held on May 5, 1998. Your instructions shall also determine how allocated shares for which no instructions are received are voted.


YOUR INSTRUCTIONS ARE IMPORTANT. YOU SHOULD MARK AND RETURN THE ATTACHED VOTING INSTRUCTION CARD ("INSTRUCTION CARD") TO THE TRUSTEE. YOUR INSTRUCTION CARD
MUST BE RETURNED SO THAT IT WILL BE RECEIVED BY WACHOVIA NO LATER THAN THE CLOSE OF BUSINESS (5:00 P.M. EDT) ON MAY 1, 1998. YOUR INSTRUCTIONS TO THE TRUSTEE WILL BE CONFIDENTIAL.

The Proposals

The proposals before the shareholders of PRIMEX are the election of the Board of Directors, amendment to the 1996 Long Term Incentive Plan and the ratification of auditors. The proposed candidates for the Board and the other proposal(s) are more fully described in the accompanying proxy material. The Board of Directors of PRIMEX recommends that you vote in favor of all the proposals.

Assuming a quorum is present at the annual meeting, the candidates for the Board receiving the highest vote totals will be elected to the Board of Directors of PRIMEX. All other matters voted on will be decided by a majority vote of the shares cast at the annual meeting.

Instruction Procedures

You should mark the Instruction Card to indicate whether you want Wachovia to vote in favor of all of the candidates or vote against the candidates. You should also mark the card to direct Wachovia regarding the other issues before the shareholders. You should return the card in the enclosed postage-paid envelope.

                          (continued on the reverse)

                       CONFIDENTIAL VOTING INSTRUCTIONS
--------------------------------------------------------------------------------

                 TO WACHOVIA BANK, N.A. AS TRUSTEE ("TRUSTEE")
   UNDER THE OLIN CORPORATION CONTRIBUTING EMPLOYEES OWNERSHIP PLAN ("CEOP")

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I hereby instruct the Trustee to vote in person, or by proxy, all Common Stock of Primex Technologies, Inc. ("PRIMEX") credited to my account as of the record date which I am entitled to vote under the CEOP at the Annual Meeting of Shareholders of PRIMEX to be held on May 5, 1998, and at any adjournment, (a) on the following matters as indicated on the reverse side hereof or, if contrary choice is not indicated, then FOR items 1, 2 and 3 and (b) on any other matter which may properly come before the meeting.

  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

Please sign exactly as your name appears on the reverse side. The CEOP provides that Common Stock credited to participants' accounts for which no written instruction is received by the Trustee before the meeting date will be voted in the same proportion as shares of Common Stock for which the Trustee has received instructions. This form constitutes a direction to so vote.

--------------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          (continued from the reverse)

If you return your Instruction Card and later change your mind, you may submit a new Instruction Card. If Wachovia receives more than one Instruction Card from you, the most recently dated card will completely supersede any previously dated card that Wachovia has received from you. Moreover, a dated card will always supersede any undated card. If Wachovia receives two or more cards from you bearing the same date with differing votes, then with respect to the matters on which they differ, Wachovia will disregard your cards. If you sign your Instruction Card and return it unmarked for any proposal, Wachovia will vote your allocated shares FOR that proposal.

If you fail to return an Instruction Card, the shares allocated to your account will be voted as explained below. A new Instruction Card may be obtained from Wachovia by calling (336) 770-7064. If proposals other than those listed on the Instruction Card are presented at the annual meeting. Wachovia will vote all shares of PRIMEX held by the CEOP in its discretion on those proposals.

The legal documents require Wachovia as Trustee, to vote all allocated shares of PRIMEX Common Stock according to the instructions from the participants. In addition, the legal documents provide that any fractional, unvoted or unallocated shares shall be voted by the Trustee in the same proportion as the shares voted by the participants.

WACHOVIA'S LEGAL RESPONSIBILITIES

For each proposal, Wachovia will vote shares of PRIMEX Common Stock according to your instructions on your most recent Instruction Card if that card has been properly marked and signed.

Otherwise, for each proposal Wachovia will vote shares of PRIMEX Common Stock as explained above for which (i) no Instruction Card is received or (ii) the most recent signed Instruction Card received is not properly marked, unless doing so would not be consistent with the provisions of Title I of the Employee Retirement Income Security Act ("ERISA").

If following these rules for voting allocated shares for which no Instruction Card is received or for which the most recent signed Instruction Card received is not properly marked would lead to an imprudent result (keeping in mind that, in many situations, more than one result may be prudent), then Wachovia must vote such shares of Common Stock of PRIMEX as Wachovia believes prudent. Wachovia will follow these rules unless it has well-founded reasons why doing so would not be prudent or otherwise not consistent with Title I of ERISA.

CONFIDENTIALITY

You Instruction Card is CONFIDENTIAL. Your instructions will be known only by Wachovia. If you have any questions about the procedures, you may contact Wachovia at (336) 770-7064.

Delivery

---------------------------------------------------------------------------------------------------------------------
            By Regular Mail                     By Hand Delivery                      By Express Mail
---------------------------------------------------------------------------------------------------------------------
Wachovia Shareholders Services             Wachovia Shareholders Services        Wachovia Shareholder Services
Proxy Tabulation Department                Proxy Tabulation Department           Proxy Tabulation Department
PO Box 9396                                150 Royall Street                     150 Royall Street
Boston, MA 02205-9975                      Canton, MA 02021-1031                 Mail Stop 45-01-02
                                                                                 Canton, MA 02021-1031
---------------------------------------------------------------------------------------------------------------------

Cordially yours,

Wachovia Bank, N.A., Trustee
March 24, 1998

                           PRIMEX TECHNOLOGIES, INC.
                 10101 9TH STREET N., ST. PETERSBURG, FL 33716

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        JAMES G. HASCALL, BOB MARTINEZ, and LEON E. SALOMON, or any of them, with full power of substitution, are hereby appointed proxies to vote all Common Stock of the undersigned in Primex Technologies, Inc. which the undersigned would be entitled to vote on all matters which may come before the Annual Meeting of Shareholders to be held at the Renaissance Vinoy Resort, 501 5th Ave. NE, St. Petersburg, Florida, on May 5, 1998, at 10:00 a.m. and at any adjournment.

        This Proxy will be voted as directed by the shareholder on the items listed on the reverse side. IF NO CONTRARY DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, AND 3. Should any nominee for election to the Board of Directors be unable to serve, this Proxy may be voted for a substitute selected by the Board of Directors.

COMMENTS/ADDRESS CHANGE: PLEASE MARK BOX ON REVERSE SIDE

PLEASE COMPLETE AND SIGN THIS PROXY ON THE REVERSE SIDE, WHERE IT IS CONTINUED,
                   THEN RETURN IT IN THE ENCLOSED ENVELOPE.

                             FOLD AND DETACH HERE

                                                             PLEASE MARK
                                                             YOUR VOTES AS
                                                             INDICATED IN
                                                             THIS EXAMPLE   [X]

The Board of Directors recommends
a vote FOR Items 1, 2 and 3.

                                  FOR        WITHHELD
                              (except as      FOR ALL
                              noted below)                                                      FOR      AGAINST     ABSTAIN
Item 1--ELECTION OF DIRECTORS     [ ]           [ ]     Item 2--AMENDMENT TO THE 1996 LONG      [ ]        [ ]         [ ]
         Nominees:                                              TERM INCENTIVE PLAN
         Angelo A Catani
         Bob Martinez                                   Item 3--APPOINTMENT OF INDEPENDENT      [ ]        [ ]         [ ]
         Anthony W. Ruggiero                                    AUDITORS

Withheld for: (Write that nominee's name in the space provided below)
                                                                                                                     YES    NO
---------------------------------------------------------------------                        WILL ATTEND MEETING     [ ]    [ ]

                                                                                         COMMENTS/ADDRESS CHANGE     [ ]    [ ]
                                                                                     (use space on reverse side)

Signature(s)                                               Date:
            -----------------------------------------------     --------------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                             FOLD AND DETACH HERE